Galaxy Variable Annuity
                                GALAXY VIP FUNDS

                                   Semi-Annual Report
                                   June 30, 1999


                                                             [LOGO] Galaxy Funds

Chairman's Message

Dear Variable Annuity Policyholder:

     Enclosed is the semi-annual report for The Galaxy VIP Fund for the six months ended June 30, 1999. The report includes a Market Overview that describes the economic and market changes that occurred during the period and how those changes may have affected your returns. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. and Columbia Management Co. managed Fund assets in this environment. Financial statements for each portfolio and a list of each portfolio's investments as of June 30, 1999 appear at the end of the report.

     A brightening in the economic outlook during the reporting period pushed stock prices sharply higher. With greater confidence in the economy, investors shifted from the large-cap stocks that had led the market's advance for many quarters into stocks of small- and mid-sized firms and issues with greater economic sensitivity. Bond prices fell in this environment, due to heightened concern about inflation, with some sectors losing more ground than others. As in previous market transitions, experienced investors held to their long-term strategies and kept their portfolios well diversified.

     During this time, Fleet Investment Advisors Inc. has worked with us to expand the information we provide to our shareholders. By giving you more information that is easier to access, we hope to help you manage current market conditions more effectively and develop investment plans that bring you closer to your financial goals.

     At the end of 1998, we launched The Galaxy, America's first mutual fund newspaper. Sent to more than 200,000 retail shareholders of the Galaxy Fund family, this quarterly publication provides in-depth coverage of key market trends, investment issues, and planning tools. There are also interviews with Galaxy Fund portfolio managers, as well as announcements of new products and services for shareholders.

     In addition, we are expanding our web site (www.galaxyfunds.com). The revised site -- which should be completed by the end of this summer -- will include more educational articles, interactive services, and market reports. Shareholders will also be able to access many of the articles from The Galaxy on the site.

     We hope these new shareholder services will help you make the most of your Galaxy VIP Fund investments. We encourage you to contact us for any additional information you may need, including questions about the material in this report, by calling the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit a Senior Financial Consultant* located at Fleet Bank branches, or consult your financial advisor.

      Sincerely,


      /s/ Dwight E Vicks, Jr.

      Dwight E Vicks, Jr.
      Chairman of the Board of Trustees
      The Galaxy VIP Fund

* Senior Financial Consultants are registered representatives of FIS Securities, Inc. or Fleet Enterprises Inc. (members NASD/SIPC), which are Fleet Bank affiliates.

--------------------------------------------------------------------------------
Mutual Funds:

o    are not bank deposits
o    are not FDIC insured
o    are not obligations of Fleet Bank
o    are not guaranteed by Fleet Bank
o are subject to investment risk including possible loss of principal amount invested
--------------------------------------------------------------------------------

This report relates to the Sub-Accounts of American Skandia Life Assurance Corporation Variable Account E. The underlying mutual fund portfolios in which the Sub-Accounts invest include the following portfolios of The Galaxy VIP Fund:
Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II. This report relates to The Galaxy VIP Fund only.

"After growing at an annualized rate of 6% in the fourth quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, improved at an unexpectedly strong rate of 4.3% in the first quarter of 1999."

Market Overview

Market Overview
By Fleet Investment Advisors Inc.

     After falling sharply in the fall of 1998, stock prices advanced strongly in the first six months of 1999. Prices improved as economic growth remained unexpectedly robust at home and overseas economies continued to stabilize. Although investors maintained their preference for large-cap growth stocks early in the period, they later recognized the significant value available in small- and mid-cap shares and stocks in economically sensitive "cyclical" sectors. During the reporting period, the Standard & Poor's 500 Index ("S&P 500 Index"), which represents large-cap stocks, earned a total return of 12.38%. The Russell 2000 Index ("Russell 2000"), which represents small-cap stocks, earned a total return of 9.28%.

     Because continued economic strength heightened concerns about inflation and a rise in interest rates, bond prices fell during the period. Bonds also suffered as some fixed-income investors shifted into stocks. For the six-month period ended June 30, 1999, the Lehman Brothers Government/Corporate Bond Index had a total return of -2.27%.

A New Economic Optimism

     After growing at an annualized rate of 6% in the fourth quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, improved at an unexpectedly strong rate of 4.3% in the first quarter of 1999. Heavy consumer spending remained the driving force behind the high level of growth, encouraged in part by four years of record gains for U.S. stocks.

     With positive economic signals, including an inflation rate of 1.5%, investors largely ignored a continued weakness in corporate earnings. Investors were also cheered by increased stability in economies overseas. In this environment, the S&P 500 Index gained nearly 5% in the first quarter of 1999. Most of the gain came from an ever-narrowing group of large-company shares, however. Despite attractive prices versus company earnings, stocks of most smaller companies also remained out of favor, leaving the Russell 2000 with a loss of -5.4% for the quarter.

     For bond investors, the news of continued economic strength raised concerns of higher inflation and interest rates. Following a total cut in short-term rates of 75 basis points (0.75%) by the end of 1998, investors worried that the monetary policy of the Federal Reserve (the "Fed") might be too loose. Although inflation remained low, investors also feared that strong growth would put further pressure on a tight labor market, forcing wages and inflation to rise. With expectations that the Fed might boost short-term interest rates to preempt future inflation, bond prices began to fall. By the end of the first quarter, lower prices had driven the yield for 30-year Treasury bonds from 5.09% to 5.63%.

     As a better economic picture eased the "flight to quality" of 1998, investors shifted from Treasuries into higher-yielding mortgage-backed securities and corporate bonds. Corporate bonds issued by firms in "cyclical" industries that can especially benefit from strong economic growth performed particularly well. The performance of mortgage-backed securities was enhanced as rising interest rates reduced the risk of home-loan prepayments.

     Economic optimism continued in the second quarter of 1999; with reports of a 29-year low in unemployment, a continued rise in personal income and spending, and gains in productivity and industrial production. Although inflation rose to a rate of 2.2% for the first six months of the year, investors recognized that the increase was due largely to gains in energy prices for April. Stock prices advanced sharply in this environment, giving the S&P 500 Index a total return of 7.1% for the quarter. With better prospects for corporate earnings, investors began to trade expensive stocks of large-cap growth firms for shares of small- and mid-sized companies that offered better value. This rotation gave small-cap stocks in the Russell 2000 an exceptional total return of 15.6% for the quarter. Stocks in cyclical sectors also outperformed.

"Domestically, the current economic expansion, now eight years old, represents the longest continuous period of growth in 30 years. Although economies abroad have stabilized, there are still many problems that could keep a lid on U.S. exports. At the same time, it seems unlikely that U.S. consumers can continue to spend more than they earn."


     As investors became increasingly convinced that the Fed would have to raise short-term interest rates to curb inflation, bond prices fell further. By June 30, when the Fed boosted rates by 25 basis points (0.25%), the yield for 30-year Treasuries stood at 5.96%, having peaked at 6.16% several weeks before. After worrying that several rate hikes might be needed, investors were calmed by the Fed's announcement that it did not expect further hikes any time soon.

     In a reverse of first-quarter trends, Treasuries outperformed corporates in the second quarter. While supplies of corporates remained strong, supplies of Treasuries continued to shrink due to a federal budget surplus. This left returns for government bonds close to those for corporates for the six-month reporting period. Mortgage-backed securities continued to perform well, benefiting further from a reduced risk of loan prepayments.

Adjusting to Stronger Growth

     As demand for stocks broadened into sectors that had been previously ignored, where appropriate we continued to sell holdings of the Galaxy VIP equity portfolios that had performed well and to add shares with better performance potential. As always, we tended to focus on quality companies with strong prospects for earnings growth and reasonable prices. With increased demand for economically sensitive issues, we added investments in cyclical shares in some portfolios.

     The improved economic outlook also encouraged us to add selected investments in corporate bonds, including debt from cyclical sectors. Because prices for mortgage-backed securities and issues of U.S. government agencies were also quite attractive, we increased investments in those issues.

Slower Growth Likely

     At least one more 25-basis point rate hike may be needed in coming months if continued economic strength suggests a sustained rise in inflation. Eventually, however, growth should slow to a more moderate pace in the second half of 1999, keeping the increase in the GDP below 3%. Domestically, the current economic expansion, now eight years old, represents the longest continuous period of growth in 30 years. Although economies abroad have stabilized, there are still many problems that could keep a lid on U.S. exports. At the same time, it seems unlikely that U.S. consumers can continue to spend more than they earn.

     Because many domestic stocks remain at high valuations relative to expected earnings, any reduction in earnings forecasts could prompt a market correction. Because the long-term prospects for stocks remain bright, a correction could provide new investment opportunities for the Galaxy VIP equity portfolios. These opportunities could be particularly attractive in small-cap stocks, whose valuations are still low versus historic norms.

     Slower growth should help curb inflation, prevent further hikes in short-term interest rates, and help bond prices rebound. Bonds should also get support as the U.S. budget surplus further reduces Treasury supplies. With 30-year Treasury yields near 6% and real (inflation-adjusted) yields near 4%, we believe that bonds remain a good value for investors.

PERFORMANCE AT-A-GLANCE

GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS
Periods ended June 30, 1999                      6 Months*   1 Year    3 Years    5 Years   Life of Fund
==========================================================================================================
Money Market Fund
(Inception date 2/2/93)                             2.23%      4.79%     4.95%       4.99%      4.58%
----------------------------------------------------------------------------------------------------------
Equity Fund
(Inception date 1/11/93)                           13.16      25.70     25.94       23.42      18.29
----------------------------------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 3/4/98)                            13.26      17.34       N/A         N/A      13.15
----------------------------------------------------------------------------------------------------------
Small Company Growth Fund
(Inception date 4/17/98)                            9.53       4.16       N/A         N/A      -1.81
----------------------------------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(Inception date 3/3/98)                             4.42      -4.69       N/A         N/A      -4.23
----------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 2/6/93)                             3.21      11.15     16.07       16.93      13.23
----------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(Inception date 1/21/93)                           -3.29       1.76      6.65        7.70       5.93
----------------------------------------------------------------------------------------------------------
Columbia High Yield Fund II
(Inception date 3/3/98)                             0.13       6.49       N/A         N/A       7.27
==========================================================================================================

*Not Annualized

GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS
(Variable Account E Inception 1/8/93)
Periods ended June 30, 1999                      6 Months*   1 Year    3 Years    5 Years   Life of Fund
==========================================================================================================

Money Market Fund                                   1.94%      4.19%     4.33%       4.39%      3.98%
----------------------------------------------------------------------------------------------------------
Equity Fund                                        12.85      25.01     25.20       22.73      17.64
----------------------------------------------------------------------------------------------------------
Asset Allocation Fund                               3.43      10.53     15.40       16.28      12.60
----------------------------------------------------------------------------------------------------------

High Quality Bond Fund                             -3.57       1.18      6.04        7.10       5.34
==========================================================================================================

*Not Annualized

     These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL Asset Allocation, and GAL High Quality Bond. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor and the Administrator are presently waiving or reimbursing fees for the Galaxy VIP Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund. Without such waivers or reimbursements, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the FDIC or U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor and Administrator are presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the FDIC or U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in this Fund.

Portfolio Reviews



          [PHOTO]



Karen M.  Arneil  has  managed
the  Galaxy  VIP Money  Market
Fund since September 1996. She
has   managed   money   market
investments since 1993.



GALAXY VIP MONEY MARKET FUND

Portfolio Manager
Karen M. Arneil

     The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

     As changing economic expectations caused money market yields to fluctuate in the past six months, we emphasized investments with strong credit quality in the Galaxy VIP Money Market Fund. We also took advantage of special opportunities to enhance yield that occurred in individual market sectors.

     These strategies helped the Fund earn a total return of 2.23% for the six months ended June 30, 1999, versus a total return of 2.09% for the average of the money market funds tracked by Lipper Analytical Services ("Lipper"). On June 30, 1999, the Fund had an average maturity of 22 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 4.60%, and a 30-day SEC effective yield of 4.54%.

Adjusting to a Rise in Yields

     At the end of 1998, when year-end technical factors increased yields for issues that matured in the first few months of 1999, we added these securities to the portfolio. This helped to enhance the Fund's yield at the start of the reporting period. Due to a flat yield curve for most of the first quarter of 1999, we invested in securities with shorter maturities. As the anticipation of a rate hike increased, we began investing in issues that matured near the next Federal Reserve meeting on June 30.

     As the June 30th meeting approached, the market had priced in a full 25-basis point increase in interest rates. At this point we added securities that matured in July and August to pick up extra yield. As always, we focused on investments with high credit quality and strong liquidity.

Preparing for Yields to Peak

     We plan to keep maturities on the short side in the months ahead so that we can make the most of any further rise in yields. However, we expect to continue to look for opportunities to buy issues with longer maturities and higher yields if we feel rates will decline due to slower growth.

Galaxy VIP Money Market Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement               2%
U.S. Agency Obligations           27%
Commercial Paper                  71%



Galaxy VIP Money Market Fund
7-Day Average Yields

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the FDIC or U.S. Government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Portfolio Reviews


      [PHOTO]


Robert   G.    Armknecht   has
managed  the Galaxy VIP Equity
Fund since  July 1998.  He has
managed equity  portfolios for
Fleet Investment Advisors Inc.
since 1988.



GALAXY VIP EQUITY FUND

Portfolio Manager
Robert G. Armknecht

     The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors Inc. believes have the potential for above-average earnings growth.

     As investors moved from large-company growth stocks to shares of smaller firms in more economically sensitive sectors, the Fund benefited from its selection of high-quality companies and from overweightings in energy, semiconductor, and capital goods stocks. This, plus added emphasis on sectors that performed well during the quarter, helped drive Fund returns higher than those for its benchmarks.

     For the six months ended June 30, 1999, the Fund had a total return of 13.16%. That compares with total returns of 12.38% for the S&P 500 Index and 11.65% for the average of the growth funds tracked by Lipper.

Oil Price Rebound Boosts Returns

     During the first quarter of 1999, the Fund enjoyed strong returns from an overweighted position in energy stocks that rose sharply as oil prices rebounded. This, plus overweightings in the strongly performing communications and capital goods sectors, helped offset weaker returns from shares of consumer cyclical and healthcare firms. At this time, we took profits in certain technology positions and used the proceeds to upgrade holdings in broadcasting and communications stocks. We also made several changes within the manufacturing sector.

     The Fund's energy position continued to boost returns in the second quarter, along with an overweighted position in capital goods stocks. Strong selectivity in these sectors -- as well as in consumer cyclical, consumer staples, and financial shares -- further enhanced returns and helped offset disappointing performance in the healthcare sector. Besides taking additional profits in the technology sector, we sold shares of airlines and food companies. These sales allowed us to buy shares of capital goods, consumer electronics, manufacturing, cable television, and financial firms.

Investors Could Favor Growth Stocks Again

     If economic growth and corporate earnings slow in coming quarters, and stock prices weaken, investors may again favor the enhanced liquidity and earnings reliability of large-company growth stocks. In the meantime, the Fund should benefit from its emphasis on stocks that we think have good value, including shares of energy firms. As in the past, we expect to use any period of market weakness to make the most of new investment opportunities in issues with strong potential for long-term growth.


Galaxy VIP Equity Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Other Common Stocks & Net Other Assets and Liabilities      3%
Repurchase Agreement                                        3%
Consumer Staples                                           17%
Technology                                                 27%
Energy                                                      9%
Finance                                                    13%
Capital Goods and Construction                             14%
Consumer Cyclical                                          14%


Galaxy VIP Equity Fund
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]


* Since inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


      [PHOTO]



Gregory M.  Miller has managed
the   Galaxy  VIP  Growth  and
Income  Fund  since July 1998.
He    has    managed    equity
portfolios      for      Fleet
Investment Advisors Inc. since
1989.

GALAXY VIP GROWTH AND INCOME FUND

Portfolio Manager
Gregory M. Miller

     The Galaxy VIP Growth and Income Fund seeks to provide a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.

     At a time when many stocks were overvalued, the Galaxy VIP Growth and Income Fund benefited from trading holdings that had performed well for positions that we believed to have better potential for price gains over time. Such a strategy proved particularly effective in the second quarter of 1999, when investors began to favor value-oriented issues, and helped the Fund outperform its benchmarks for the reporting period.

     For the six months ended June 30, 1999, the Fund earned a total return of 13.26%. For the same period, the S&P 500 Index had a total return of 12.38%, and the average of the growth and income funds tracked by Lipper had a total return of 10.93%.

Strong Stock Selection

     An overweighting in energy stocks and exceptional performance by individual energy holdings made a large contribution to Fund returns as oil prices rebounded during the period. In the first quarter of 1999, the Fund also benefited from the robust returns of its retail and transportation stocks and an underweighting in the poorly performing utility sector.

     Overweightings and strong stock selection in cyclical issues boosted returns in the second quarter -- along with the Fund's selection of technology shares, its underweighting in the lesser-performing consumer staples group, and takeovers involving several positions. These factors helped offset lagging returns from technology shares in the first quarter and healthcare shares in the second.

     During the period, we used profits from healthcare, capital goods, and consumer cyclical shares to increase existing positions with greater price potential, especially shares of consumer staples firms.

New Opportunities

     If higher interest rates bring slower growth, weaker earnings, and a stock price correction, investors may again favor large-cap growth shares. Such a shift may be tempered, however, by the attractive values still available in other issues. If prices do weaken, we have cash that we can put to work in new opportunities. We do not plan major shifts in the portfolio's sector weightings, but may restructure holdings within certain sectors.

Galaxy VIP Growth and Income Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement                    10%
Consumer Staples                        17%
Consumer Cyclical                        9%
Finance                                 17%
Other Common Stocks, Convertible
  Preferred Stocks & Net Other
  Assets and Liabilities                18%
Technology                              13%
Energy                                   8%
Capital Goods and Construction           8%


Galaxy VIP Growth and Income Fund
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]


* Since inception on 3/4/98. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


     [PHOTO]


Stephen D. Barbaro has managed
the Galaxy  VIP Small  Company
Growth    Fund    since    its
inception  in April  1998.  He
has  managed   small   company
portfolios      for      Fleet
Investment  Advisors Inc., and
its predecessors, since 1977.


GALAXY VIP SMALL COMPANY
GROWTH FUND

Portfolio Manager
Stephen D. Barbaro

     The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.

     Despite an underperformance by small company issues early in the reporting period, the Fund benefited from its ongoing attention to firms with attractive fundamentals and the discovery by investors of the significant opportunities in such small company stocks later in the period.

     For the six months ended June 30, 1999, the Fund earned a total return of 9.53%. Over the same time period, the average of the small company growth funds tracked by Lipper had a total return of 8.56%, and the Russell 2000 had a total return of 9.28%.

Help From Energy, Capital Goods, Communications Shares

     In the first quarter of 1999, the Fund enjoyed healthy returns from investments in semi-conductor and networking stocks, as well as from several holdings involved in mergers. For the most part, however, investors neglected most Fund positions in their search for either very rapid earnings growth or exceptional value. By remaining focused on stocks with sound fundamentals, the Fund outperformed its benchmarks in the second quarter. Also of benefit during this time was an increased weighting in energy stocks, which rebounded on rising prices for oil and natural gas, as well as overweightings in the robust capital goods and communications sectors.

     During the first quarter, we adjusted technology holdings to give less attention to hardware, service, and general software firms and greater attention to networking and semi-conductor companies. Due to the rising costs for fuel, we sold some of the Fund's trucking positions. In the second quarter, we used profits from selected semi-conductor firms to add stocks of consumer companies and other firms that could benefit from an improving economic outlook.

Small-Cap Sector Still Has Value

     These changes should enhance Fund returns if investors continue to broaden their holdings. If slower growth narrows market leadership again, the Fund should benefit from the strong value still available in small-cap shares and from positions in stocks whose growth potential is not tied to a strong economy. As always, we would look for any new investment opportunities that a correction might bring.


Galaxy VIP Small Company Growth Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Other Common Stocks & Net Other Assets and Liabilities     10%
Capital Goods and Construction                              8%
Consumer Staples                                           11%
Repurchase Agreement                                        9%
Consumer Cyclical                                          17%
Energy                                                      8%
Technology                                                 37%


Galaxy VIP Small Company Growth Fund
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 4/17/98. The Russell 2000 Index is an unmanaged index of 2000 small company stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


          [PHOTO]


David W.  Jellison has managed
the Galaxy VIP  Columbia  Real
Estate  Equity  Fund II  since
its inception in March 1998. A
vice  president  with Columbia
Management  Co., he has served
as  a  financial  analyst  and
portfolio  manager there since
1992.


GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II


Portfolio Manager
David W. Jellison

     The Galaxy VIP Columbia Real Estate Equity Fund II seeks, with equal emphasis, capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).

     For the six months ended June 30, 1999, the Fund had a total return of 4.42%. Over the same period, the National Association of Real Estate Investment Trusts (NAREIT) Index earned a total return of 4.78% and the average of the real estate stock funds tracked by Lipper earned a total return of 6.64%.

Emphasis on Larger-Cap Shares

     The REIT market struggled early in the year, due to concern over a rapid rate of new construction that caused fears of oversupply and an expected decline in the growth of project cash flows. These fears were somewhat allayed by healthy business trends that helped keep the demand for space in balance with supply. REIT shares also benefited as publicly traded REITs sold at prices that were lower than the value of their underlying property, which encouraged managements to sell individual holdings and use the proceeds to repurchase their stock.

     REITs began to recover in April, as investors shifted away from larger-cap growth stocks to shares with more reasonable prices and greater appreciation potential. Investor confidence received an added boost when public filings with the SEC revealed that acclaimed financier Warren Buffet had taken a personal stake in two REIT stocks. Reports showing some abatement in new construction also made REITs more attractive.

     The Fund's emphasis on REITs with larger capitalizations helped it outperform its market benchmarks in the first quarter of 1999 -- when investors still favored large-cap stocks generally. Strong performances by several individual issues further enhanced returns at this time. The focus on larger REITs caused the Fund to lag its market benchmark slightly in the second quarter, when investors moved into smaller-cap shares.

     Throughout the period, the Fund focused its holdings on equity REITs, which invest in property directly and derive income from rents and lease payments. During the quarter, we took profits in a REIT that holds lodging properties and added a REIT from the office sector.

Positive Trends Should Continue

     The rebound in REITs supports our belief that the real estate market offers earnings growth in the high single digits, plus a dividend yield near 7%. Even if growth moderates in coming months, we expect the healthy balance between property supply and demand to continue. The Fund could also benefit as slower growth renews investor interest in REITs with larger capitalizations -- due to their greater liquidity, geographic diversity, and management experience.

Galaxy VIP Columbia Real Estate Equity Fund II
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Company & Net Other Assets and Liabilities        3%
Real Estate                                                 97%


Galaxy VIP Columbia Real Estate Equity Fund II
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 3/3/98. The NAREIT Index is an unmanaged index of all tax qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. Only common shares issued by a REIT are included in this market weighted index which includes dividends in the month based upon their payment date. Results for the NAREIT Index do not reflect the investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


          [PHOTO]


Donald  Jones has  managed the
Galaxy  VIP  Asset  Allocation
Fund  since its  inception  in
1993.     He    has    managed
investment    portfolios   for
Fleet   Investment    Advisors
Inc.,  and  its  predecessors,
since 1988.

GALAXY VIP ASSET ALLOCATION FUND

Portfolio Manager
Donald Jones

     The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.

     When investors favored large-company growth shares early in the reporting period, the Fund benefited from its emphasis on those issues. When investors then moved to stocks of smaller, value-oriented firms, however, these investments curbed performance and caused the Fund to lag its benchmarks somewhat for the period as a whole.

     For the six months ended June 30, 1999, the Fund earned a total return of 3.21%. That compares to a total return of 6.24% for the average of the flexible funds tracked by Lipper. The S&P 500 Index, which tracks the performance of stocks only, earned a total return of 12.38% during the same time.

Continued Focus on Growth

     In the first quarter of 1999, the Fund benefited from an overweighting in the strongly performing consumer staples and technology sectors and from underweightings in the lesser-performing cyclical groups. The Fund's technology stocks and consumer staples stocks, especially drug shares, then underperformed in the second quarter. These disappointments were partially offset, however, by additions of capital goods shares that outperformed. During the period, we also added shares of money-center banks and Internet firms, as well as shares of other positions that we think have strong growth potential.

     Throughout the period, we kept about 40% of the portfolio in bonds. This helped to stabilize returns when a less certain economic outlook caused stock prices to fluctuate in the first quarter but reduced returns as bond prices fell in the second quarter. During the period, we increased investments in mortgage-backed securities, which outperformed, and found attractive opportunities in corporate issues.

Positioned for Slower Growth

     Because investors could return to the greater liquidity and earnings reliability of large-cap growth stocks if growth slows, we plan to maintain the Fund's emphasis on growth shares. If stock prices correct, we have cash reserves that we could deploy to new opportunities. Because slower growth should eventually help bond prices rebound, especially higher-quality issues, we expect to maintain the 40% weighting in bonds -- with sizable investments in government securities.

Galaxy VIP Asset Allocation Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Asset-Backed and Mortgage-Backed Securities                  1%
Common Stocks and Convertible Preferred Stock               48%
Corporate Notes and Bonds                                   16%
Repurchase Agreement & Net Other Assets and Liablities      13%
U.S. Government and Agency Obligations                      22%


Galaxy VIP Asset Allocation Fund
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]


* Since inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


          [PHOTO]


Marie  Schofield  has  managed
the  Galaxy  VIP High  Quality
Bond Fund since March 1996. Ms
Schofield  has been with Fleet
Investment Advisors Inc. since
1991    and    has     managed
fixed-income    assets   since
1975.


GALAXY VIP HIGH QUALITY BOND FUND

Portfolio Manager
Marie Schofield

     The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit-rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors. Ratings Group ("S&P"), with at least 65% of total assets invested in issues rated in the two highest rating categories or unrated issues of comparable quality.

     For the six months ended June 30, 1999, the Fund returned -3.29%. That compares to returns of -2.28% for the Lehman Brothers Government/Corporate Bond Index and -2.43% for the average of the A-rated corporate bond fund tracked by Lipper. On June 30, 1999, the Fund had a 30-day SEC yield of 5.67%.

Investment Strategy

     As corporate, asset-backed, and mortgage-backed securities outperformed Treasuries early in 1999, the Fund benefited from continued additions of investments in these sectors. The higher yields of such securities, along with those from issues of U.S. government agencies that we added, provided some measure of protection for Fund returns as interest rates rose and bond prices fell during the period.

     Over this time we increased the Fund's allocation for corporate bonds from 25% to 40% -- concentrating our purchases on higher-rated issues in the utility, telecommunications, and industrial groups while avoiding the financial area. Additions of mortgage-backed securities increased the allocation in that sector from 14% to 20%, the highest concentration in some time. To make these changes we sold intermediate-term Treasuries, reducing the Fund's position in Treasuries from 48% to 27%.

     At the end of 1998, as the yield for 30-year Treasuries fell below 5%, we had shortened the Fund's duration to less than one-quarter year longer than that for its benchmark. As Treasury yields rose in 1999, we lengthened the duration in both the first and second quarters. This left the Fund with a duration that was about three-quarters of a year longer than that for its benchmark when the period ended. While the longer duration positions the Fund to benefit from declines in interest rates that could occur if economic growth slows in the second half of 1999, as we expect, it caused the Fund to underperform its benchmark during the reporting period.

Looking Ahead

     Recent evidence confirms our belief that fears of much higher inflation have been exaggerated. The Fed's shift to a neutral bias portends some stability over the short term as members weigh the effects of their recent rate hike and scrutinize upcoming data. As the year progresses, we will continue to monitor inflation prospects carefully. Although we are currently comfortable with the Fund's sector allocation, changes in the global environment or our domestic economy as we approach the new millenium may prompt a shift in our allocation strategy.

Galaxy VIP High Quality Bond Fund
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                  19%
Asset-Backed Securities                                      7%
Repurchase Agreement & Net Other Assets and Liabilities      3%
U.S. Government and Agency Obligations                      32%
Corporate Notes and Bonds                                   39%


Galaxy VIP High Quality Bond Fund
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 1/21/93. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Portfolio Reviews


          [PHOTO]


Jeffrey L.  Rippey has managed
the Galaxy VIP  Columbia  High
Yield   Fund  II   since   its
inception  in  March  1998.  A
vice   president  of  Columbia
Management  Co. Mr. Rippey has
managed      fixed      income
portfolios since 1981.

GALAXY VIP COLUMBIA HIGH YIELD FUND II

Portfolio Manager
Jeffrey L. Rippey

     The Galaxy VIP Columbia High Yield Fund II seeks a high level of current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated BB or lower by S&P or Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.

     During the six months ended June 30, 1999, the Fund had a total return of 0.13%. That compares to total returns of -1.37% for the Lehman Brothers Aggregate Bond Index and 3.57% for the average of the high-yield bond funds tracked by Lipper. On June 30, the Fund had a 30-day SEC yield of 7.67%.

Lowest Quality Issues Outperform

     As the economic outlook improved in the first half of 1999, and the "flight to quality" that had dominated 1998 eased, investors flocked to the attractive income and prices offered by high-yielding bonds. In this environment, lower-quality junk bonds outperformed junk bonds of higher credit quality. Lower-quality junk bonds also benefited from tighter supplies, which put upward pressure on their prices. Because the Galaxy VIP Columbia High Yield Fund II focuses on junk bonds of higher quality, it underperformed the average of the high-yield bond funds tracked by Lipper.

     During the period, we added bonds issued by a telecommunications firm. As the recent increase in oil prices improved the fundamentals of the energy sector, we increased the portion of energy holdings in the portfolio from 4.2% to 7.3%.

Positioned for Slower Growth

     After the recent gains for high-yield issues, the spreads between yields for high-yield bonds and Treasuries have moved closer to their historic average. We believe, however, that high-yield bonds continue to offer good value in the current investment environment. Even if growth moderates, the economy should remain strong enough to sustain a healthy demand for these issues. If slower economic growth makes investors somewhat less willing to accept credit risk, the Galaxy VIP Columbia High Yield Fund II should benefit from its emphasis on high-yield bonds with better credit ratings.

Galaxy VIP Columbia High Yield Fund II
Distribution of Total Net Assets as of June 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Obligation & Net Other Assets and Liabilities    2%
Investment Company                                               2%
Corporate Notes and Bonds                                       96%


Galaxy VIP Columbia High Yield Fund II
Growth of $10,000 investment*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 3/3/98. The Lehman Brothers Aggregate Bond Index is an index composed of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

Money Market Fund

Portfolio of Investments
June 30, 1999 (unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
COMMERCIAL PAPER (A) - 71.14%

                     Consumer Staples - 34.55%

$       800,000      Anheuser-Busch Cos., Inc.
                     5.10%, 07/07/99..............................   $          799,320
        750,000      Coca-Cola Enterprises, Inc.
                     4.88%, 07/12/99..............................              748,882
        750,000      DaimlerChrysler Corp. of North America
                     4.78%, 07/19/99..............................              748,207
        800,000      Gillette Co.
                     5.65%, 07/01/99 (B)..........................              800,000
        750,000      Heinz (H.J.) Co.
                     4.79%, 07/06/99..............................              749,501
        800,000      McDonald's Corp.
                     5.60%, 07/01/99 (B)..........................              800,000
        800,000      Pfizer, Inc.
                     5.70%, 07/01/99 (B)..........................              800,000
        750,000      Sara Lee Corp.
                     4.80%, 07/01/99..............................              750,000
                                                                     ------------------
                                                                              6,195,910
                                                                     ------------------

                     Finance - 29.47%

        750,000      American Express Credit Corp.
                     4.82%, 07/08/99..............................              749,297
        750,000      Associates Corp. of North America
                     4.93%, 07/16/99..............................              748,459
        750,000      Ford Motor Credit Co.
                     4.95%, 07/26/99..............................              747,422
        750,000      General Electric Capital Corp.
                     4.93%, 08/10/99..............................              745,892
        750,000      National Rural Utilities
                     Cooperative Finance Corp.
                     4.82%, 08/05/99..............................              746,485
        800,000      Novartis Financial Corp.
                     5.75%, 07/01/99 (B)..........................              800,000
        750,000      USAA Capital Corp.
                     4.78%, 07/27/99..............................              747,411
                                                                     ------------------
                                                                              5,284,966
                                                                     ------------------

                     Utilities - 4.18%

        750,000      AT&T Corp.
                     5.10%, 07/09/99..............................              749,137
                                                                     ------------------

                     Technology - 2.94%

        528,000      Lucent Technologies, Inc.
                     4.88%, 07/15/99..............................              526,998
                                                                     ------------------
                     Total Commercial Paper.......................           12,757,011
                                                                     ------------------
                     (Cost $12,757,011)

U.S. AGENCY OBLIGATIONS (A) - 27.72%

                     Federal National
                     Mortgage Association - 16.60%

$     1,000,000      4.90%, 08/13/99..............................              994,147
      1,000,000      4.82%, 08/27/99..............................              992,368
      1,000,000      4.97%, 09/15/99..............................              989,508
                                                                     ------------------
                                                                              2,976,023
                                                                     ------------------

                     Federal Home Loan
                     Mortgage Corporation  - 11.12%

      1,000,000      4.69%, 07/06/99..............................              999,349
      1,000,000      4.78%, 08/11/99..............................              994,556
                                                                     ------------------
                                                                              1,993,905
                                                                     ------------------
                     Total U.S. Agency Obligations................            4,969,928
                                                                     ------------------
                     (Cost $4,969,928)

REPURCHASE AGREEMENT - 1.90%

        340,000      State Street Bank
                     4.70%, 07/01/99, dated 06/30/99
                     Repurchase Price $340,044
                     (Collateralized by U.S. Treasury Note
                     8.50%, due 12/15/20;
                     Total Par $275,000
                     Market Value $358,606).......................              340,000
                                                                     ------------------
                     Total Repurchase Agreement...................              340,000
                                                                     ------------------
                     (Cost $340,000)

Total Investments - 100.76%.......................................           18,066,939
                                                                     ------------------
(Cost $18,066,939)
Net Other Assets and Liabilities - (0.76)%........................             (135,553)
                                                                     ------------------
Net Assets - 100.00%..............................................   $       17,931,386
                                                                     ==================

----------
(A)  Discount yield at time of purchase.

(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified buyers. At June 30, 1999, these securities amounted to $3,200,000 or 17.85% of net assets.



                       See Notes to Financial Statements.

Equity Fund

Portfolio of Investments
June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
COMMON STOCKS - 97.11%

                     Technology - 27.02%

         45,000      American Tower Corp., Class A *..............   $        1,080,000
         15,000      Applied Materials, Inc.*.....................            1,108,125
         42,500      Automatic Data Processing, Inc...............            1,870,000
         20,000      Cisco Systems, Inc.*.........................            1,286,250
         10,000      EchoStar Communications Corp.
                     Class A *....................................            1,534,375
         30,000      EMC Corp.*...................................            1,650,000
         10,000      Hewlett-Packard Co...........................            1,005,000
         17,500      Intel Corp...................................            1,041,250
         15,000      International Business Machines Corp.........            1,938,750
         45,000      Loral Space & Communications, Ltd. *.........              810,000
         25,000      Lucent Technologies, Inc.....................            1,685,937
         22,000      Maxim Integrated Products, Inc.*.............            1,463,000
         20,000      Microsoft Corp. *............................            1,803,750
         14,000      Nokia Corp., Class A, ADR....................            1,281,875
         15,000      Nortel Networks Corp.........................            1,302,188
         40,000      PeopleSoft, Inc. *...........................              690,000
         21,600      Tellabs, Inc.*...............................            1,459,350
         25,500      Teradyne, Inc.*..............................            1,829,625
         10,000      Texas Instruments, Inc.......................            1,450,000
         10,000      Unisys Corp. *...............................              389,375
         30,000      Xerox Corp...................................            1,771,875
                                                                     ------------------
                                                                             28,450,725
                                                                     ------------------

                     Consumer Staples - 16.59%

         32,500      Abbott Laboratories..........................            1,478,750
         17,500      American Home Products Corp..................            1,006,250
         25,000      Becton Dickinson & Co........................              750,000
         23,000      Bristol-Myers Squibb Co......................            1,620,062
         45,000      Elan Corp. Plc, ADR*.........................            1,248,750
         22,500      Guidant Corp.................................            1,157,344
         15,000      Johnson & Johnson............................            1,470,000
         19,000      Lilly (Eli) & Co.............................            1,360,875
         35,000      McDonald's Corp..............................            1,445,937
         22,000      Merck & Co., Inc.............................            1,628,000
         25,000      PepsiCo, Inc.................................              967,188
          8,000      Pfizer, Inc..................................              878,000
         14,000      Procter & Gamble Co..........................            1,249,500
         17,500      Warner-Lambert Co............................            1,214,062
                                                                     ------------------
                                                                             17,474,718
                                                                     ------------------

                     Capital Goods and Construction - 14.05%

         17,500      AlliedSignal, Inc............................            1,102,500
         25,000      Dana Corp....................................            1,151,562
         30,000      Federal-Mogul Corp...........................            1,560,000
         20,000      Ford Motor Co................................            1,128,750
         25,000      General Electric Co..........................            2,825,000
         10,000      Honeywell, Inc...............................            1,158,750
         25,000      Tyco International, Ltd......................            2,368,750
         30,000      United Technologies Corp.....................            2,150,625
         25,000      Waste Management, Inc........................            1,343,750
                                                                     ------------------
                                                                             14,789,687
                                                                     ------------------
                     Consumer Cyclical - 13.63%

         30,000      AT&T Corp. - Liberty Media Group *...........            1,102,500
         20,000      Capstar Broadcasting Corp., Class A*.........              547,500
         10,000      Chancellor Media Corp.*......................              551,250
          9,000      Circuit City Stores-Circuit City Group.......              837,000
         30,000      Comcast Corp., Class A.......................            1,153,125
         40,000      CVS Corp.....................................            2,030,000
         16,000      Dayton-Hudson Corp...........................            1,040,000
         25,000      Home Depot, Inc..............................            1,610,938
         40,000      Infinity Broadcasting Corp., Class A*........            1,190,000
         20,000      MediaOne Group, Inc. *.......................            1,487,500
         25,400      Tandy Corp...................................            1,241,425
         46,800      TJX Cos., Inc................................            1,559,025
                                                                     ------------------
                                                                             14,350,263
                                                                     ------------------

                     Finance - 12.95%

         15,000      American International Group, Inc............            1,755,938
         45,000      Associates First Capital Corp................            1,994,062
         22,500      Capital One Financial Corp...................            1,252,969
         22,500      Chase Manhattan Corp.........................            1,949,063
         40,000      Citigroup, Inc...............................            1,900,000
         25,000      Fannie Mae...................................            1,709,375
         25,000      UNUM Corp....................................            1,368,750
         40,000      Wells Fargo & Co.............................            1,710,000
                                                                     ------------------
                                                                             13,640,157
                                                                     ------------------

                     Energy - 9.50%

         40,000      Anadarko Petroleum Corp......................            1,472,500
         15,000      Atlantic Richfield Co........................            1,253,438
         30,000      Cooper Cameron Corp.*........................            1,111,875
         30,000      Halliburton Co...............................            1,357,500
         25,000      Mobil Corp...................................            2,475,000
         15,000      Schlumberger, Ltd............................              955,312
         52,500      Transocean Offshore, Inc.....................            1,378,125
                                                                     ------------------
                                                                             10,003,750
                                                                     ------------------

                     Utilities - 2.56%

         17,500      AT&T Corp....................................              976,719
         20,000      MCI Worldcom, Inc.*..........................            1,721,250
                                                                     ------------------
                                                                              2,697,969
                                                                     ------------------

                     Basic Materials - 0.81%

         12,500      duPont (E.I.) deNemours & Co.................              853,906
                                                                     ------------------
                     Total Common Stocks..........................          102,261,175
                                                                     ------------------
                     (Cost $74,671,754)

                       See Notes to Financial Statements.

Equity Fund

June 30, 1999 (unaudited)

      Par Value                                                                Value
   -------------                                                          -------------
REPURCHASE AGREEMENT - 2.92%

$     3,081,000      State Street Bank
                     4.70%, 07/01/99, dated 06/30/99
                     Repurchase Price $3,081,402
                     (Collateralized by U.S. Treasury Note
                     8.50%, due 02/15/20;
                     Total Par $2,470,000
                     Market Value $3,220,937).....................   $        3,081,000
                                                                     ------------------
                     Total Repurchase Agreement...................            3,081,000
                                                                     ------------------
                     (Cost $3,081,000)

Total Investments - 100.03%.......................................          105,342,175
                                                                     ------------------
(Cost $77,752,754)
Net Other Assets and Liabilities - (0.03)%........................              (36,341)
                                                                     ------------------
Net Assets - 100.00%..............................................   $      105,305,834
                                                                     ==================

----------
*    Non-income producing security.

ADR  American Depositary Receipt



                       See Notes to Financial Statements.

Growth and Income Fund

Portfolio of Investments
June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
COMMON STOCKS - 88.65%

                     Consumer Staples - 17.44%

          2,400      American Home Products Corp..................   $          138,000
          1,600      Anheuser-Busch Cos., Inc.....................              113,500
          2,500      Bestfoods....................................              123,750
          6,800      Elan Corp. Plc, ADR*.........................              188,700
          2,500      Forest Laboratories, Inc.*...................              115,625
          3,000      Genzyme Corp.*...............................              145,500
            537      Genzyme Surgical Products*...................                2,366
          1,500      Hannaford Brothers Co........................               80,250
          8,000      HEALTHSOUTH Corp.*...........................              119,500
          2,700      International Flavors & Fragrances, Inc......              119,812
          1,300      Johnson & Johnson Co.........................              127,400
          3,000      McDonald's Corp..............................              123,938
          1,600      Merck & Co., Inc.............................              118,400
          2,850      PepsiCo, Inc.................................              110,259
          1,500      Pharmacia & Upjohn, Inc......................               85,219
            500      Stryker Corp.*...............................               30,062
          1,400      United HealthCare Corp.......................               87,675
                                                                     ------------------
                                                                              1,829,956
                                                                     ------------------

                     Finance - 17.37%

          2,200      BankAmerica Corp.............................              161,288
          2,500      Bank One Corp................................              148,906
          1,900      Chase Manhattan Corp.........................              164,588
          1,500      Chubb Corp...................................              104,250
          3,400      Citigroup, Inc...............................              161,500
          3,000      Countrywide Credit Industries, Inc...........              128,250
          1,600      Hartford Financial Services Group, Inc.......               93,300
          2,400      Lincoln National Corp........................              125,550
            900      Morgan (J.P.) & Co...........................              126,450
          3,000      Standard & Poor's Depositary Receipts........              411,000
          4,600      Wells Fargo & Co.............................              196,650
                                                                     ------------------
                                                                              1,821,732
                                                                     ------------------

                     Technology - 13.47%

          2,000      Avnet, Inc...................................               93,000
          2,000      Cisco Systems, Inc.*.........................              128,625
          4,000      Compaq Computer Corp.........................               94,750
          1,700      Computer Sciences Corp.*.....................              117,619
          2,500      Electronic Data Systems Corp.................              141,406
          3,500      Harris Corp..................................              137,156
          1,900      Hewlett-Packard Co...........................              190,950
          1,200      International Business Machines Corp.........              155,100
          1,600      Motorola, Inc................................              151,600
          1,400      Texas Instruments, Inc.......................              203,000
                                                                     ------------------
                                                                              1,413,206
                                                                     ------------------

                     Consumer Cyclical - 9.04%

          1,700      Circuit City Stores-Circuit City Group.......              158,100
          1,600      Eastman Kodak Co.............................              108,400
          3,000      Lowe's Cos., Inc.............................              170,063
          8,000      Office Depot, Inc.*..........................              176,500
          2,200      Penny (J.C.) Co., Inc........................              106,837
          4,500      Sherwin-Williams Co..........................              124,875
          5,000      Toys 'R' Us, Inc.*...........................              103,438
                                                                     ------------------
                                                                                948,213
                                                                     ------------------

                     Energy - 8.23%

          1,250      Atlantic Richfield Co........................              104,453
          4,200      Baker Hughes, Inc............................              140,700
          1,058      BP Amoco Plc.................................              114,793
          2,600      Halliburton Co...............................              117,650
          2,700      Kerr-McGee Corp..............................              135,506
          1,300      Mobil Corp...................................              128,700
          1,900      Schlumberger, Ltd............................              121,006
                                                                     ------------------
                                                                                862,808
                                                                     ------------------

                     Capital Goods and Construction - 8.00%

          3,000      Boeing Co....................................              132,562
          2,200      Deere & Co...................................               87,175
          1,000      General Electric Co..........................              113,000
          1,200      Honeywell, Inc...............................              139,050
          2,200      Hubbell, Inc., Class A.......................               87,725
          1,309      Tyco International, Ltd......................              124,028
          2,899      Waste Management, Inc........................              155,821
                                                                     ------------------
                                                                                839,361
                                                                     ------------------

                     Basic Materials - 6.39%

          3,600      Crown Cork & Seal, Inc.......................              102,600
          2,600      Goodrich (B.F.) Co...........................              110,500
          1,300      Minnesota Mining & Manufacturing Co..........              113,019
          5,800      Pall Corp....................................              128,688
          2,500      Praxair, Inc.................................              122,344
          2,700      Sigma Aldrich Corp...........................               92,981
                                                                     ------------------
                                                                                670,132
                                                                     ------------------

                     Utilities - 5.81%

          2,100      AT&T Corp....................................              117,206
          3,100      CenturyTel, Inc..............................              123,225
          1,300      GTE Corp.....................................               98,475
          1,800      MCI WorldCom, Inc.*..........................              154,913
          2,000      SBC Communications, Inc......................              116,000
                                                                     ------------------
                                                                                609,819
                                                                     ------------------

                       See Notes to Financial Statements.

Growth and Income Fund

June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
                     Transportation - 2.90%

          1,600      British Airways Plc, ADR.....................   $          114,300
          3,300      Burlington Northern Santa Fe Corp............              102,300
          1,500      Union Pacific Corp...........................               87,469
                                                                     ------------------
                                                                                304,069
                                                                     ------------------
                     Total Common Stocks..........................            9,299,296
                                                                     ------------------
                     (Cost $7,851,128)

CONVERTIBLE PREFERRED STOCK - 0.56%

          1,200      Loral Space and
                     Communications, Ltd., 6.00% (A)..............               58,650
                                                                     ------------------
                     Total Convertible Preferred Stock............               58,650
                                                                     ------------------
                     (Cost $81,318)

      Par Value
   --------------


REPURCHASE AGREEMENT - 9.87%

$     1,035,000      State Street Bank
                     4.70%, 07/01/99, dated 06/30/99
                     Repurchase Price $1,035,135
                     (Collateralized by U.S. Treasury Note
                     8.50%, due 02/15/20;
                     Total Par $830,000
                     Market Value $1,082,339).....................            1,035,000
                                                                     ------------------
                     Total Repurchase Agreement...................            1,035,000
                                                                     ------------------
                     (Cost $1,035,000)

Total Investments - 99.08%........................................           10,392,946
                                                                     ------------------
(Cost $8,967,446)
Net Other Assets and Liabilities - 0.92%..........................               96,264
                                                                     ------------------
Net Assets - 100.00%..............................................   $       10,489,210
                                                                     ==================

----------
*    Non-income producing security.

(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At June 30, 1999, this security amount to $58,650 or 0.56% of net assets.

ADR  American Depositary Receipt


                       See Notes to Financial Statements.

Small Company Growth Fund

Portfolio of Investments
June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
COMMON STOCKS - 91.20%

                     Technology - 37.01%

            520      Able Telcom Holding Corp.*...................   $            3,770
            240      Actel Corp. *................................                3,540
            620      Advanced Fibre Communications, Inc. *........                9,687
            300      Advanced Radio Telecom Corp. *...............                4,312
            760      Amkor Technology, Inc. *.....................                7,790
            110      AnswerThink Consulting Group, Inc. *.........                2,777
             70      Applied Micro Circuits Corp. *...............                5,757
            119      Ardent Software, Inc. *......................                2,529
            100      Ask Jeeves, Inc. *...........................                1,400
            370      Asyst Technologies, Inc. *...................               11,077
            440      BancTec, Inc. *..............................                7,892
            760      BEA Systems, Inc. *..........................               21,707
            330      Best Software, Inc. *........................                5,321
            440      BindView Development Corp. *.................               10,450
             80      BISYS Group, Inc. *..........................                4,680
            140      Brio Technolgy, Inc. *.......................                2,800
            100      Clarent Corp. *..............................                1,500
            440      Clarify, Inc. *..............................               18,150
            260      Cognex Corp. *...............................                8,206
            300      Cognizant Technology Solutions Corp. *.......                7,819
            260      Complete Business Solutions, Inc. *..........                4,664
            300      Computer Network Technology Corp. *..........                6,487
             20      Concord Communications, Inc. *...............                  900
            730      Condor Technology Solutions, Inc. *..........                3,422
            110      Cree Research, Inc. *........................                8,463
            570      Deltek Systems, Inc. *.......................                5,629
            630      The Descartes Systems Group, Inc. *..........                3,189
            220      Emulex Corp. *...............................               24,461
            220      Etec Systems, Inc. *.........................                7,315
             85      FactSet Research Systems, Inc................                4,813
            460      Forrester Research, Inc. *...................               11,500
             70      Galileo Technology, Ltd. *...................                3,172
            330      Genesys Telecommunications
                     Laboratories, Inc. *.........................                8,250
            370      Gentex Corp. *...............................               10,360
            150      Great Plains Software, Inc. *................                7,078
            800      H.T.E., Inc. *...............................                2,700
            440      Helix Technology Corp........................               10,532
             20      hi/fn, Inc. *................................                1,522
            470      Hyperion Solutions Corp. *...................                8,372
            330      ICG Communications, Inc. *...................                7,054
            470      IMRglobal Corp. *............................                9,047
            470      International Telecommunication
                     Data Systems, Inc. *.........................                7,520
            680      IntraNet Solutions, Inc. *...................                5,737
             60      IONA Technologies Plc, ADR *.................                  953
            280      Kopin Corp. *................................                6,703
            260      LeCroy Corp. *...............................                6,159
            220      Legato Systems, Inc. *.......................               12,705
            600      Made2Manage Systems, Inc. *..................                4,838
            360      Mecon, Inc. *................................                2,700
            110      Mercury Interactive Corp. *..................                3,891
            760      META Group, Inc. *...........................               11,685
            280      Metro Information Services, Inc. *...........                4,655
            480      Millipore Corp...............................               19,470
            220      MMC Networks, Inc. *.........................                9,845
            150      Optical Coating Laboratory, Inc..............               12,544
            220      PairGain Technologies, Inc. *................                2,530
            390      Pervasive Software, Inc. *...................                9,701
            260      PRI Automation, Inc. *.......................                9,425
            130      ProBusiness Services, Inc. *.................                4,664
            920      ProSoft I-Net Solutions, Inc. *..............                2,300
            130      Qlogic Corp. *...............................               17,160
            340      Saville Systems Plc, ADR *...................                4,930
            725      SPR, Inc. *..................................                3,852
            340      SPSS, Inc. *.................................                8,734
            600      Student Advantage, Inc. *....................                5,700
            560      Tekelec *....................................                6,825
            600      TeleTech Holdings, Inc. *....................                6,075
            720      Tier Technologies, Inc. *....................                5,040
            390      Tollgrade Communications, Inc. *.............                5,948
            165      TranSwitch Corp. *...........................                7,817
          1,090      TSI International Software, Ltd. *...........               30,929
            480      Unitrode Corp. *.............................               13,770
            220      Vecco Instruments, Inc. *....................                7,480
            110      Visual Networks, Inc. *......................                3,520
             40      Vitesse Semiconductor Corp. *................                2,698
            220      Whittman-Hart, Inc. *........................                6,985
            710      Zygo Corp. *.................................                8,121
                                                                     ------------------
                                                                                573,703
                                                                     ------------------

                     Consumer Cyclical - 16.89%

            660      American Classic Voyages Co. *...............               15,840
            620      Bally Total Fitness Holding Corp. *..........               17,592
          1,080      Bombay (The) Co., Inc. *.....................                8,302
            880      Brass Eagle, Inc. *..........................               16,500
            550      Callaway Golf Co.............................                8,044
            220      Carriage Services, Inc., Class A*............                4,125
            440      Cash America International, Inc..............                5,665
            110      Cheap Tickets, Inc. *........................                4,015
            190      Cost Plus, Inc. *............................                8,645
            390      First Years (The), Inc.......................                5,850
            750      Funco, Inc. *................................               13,828
            440      Horton (D.R.), Inc...........................                7,315
            300      InterTAN, Inc. *.............................                6,150
            420      J. Jill Group, Inc. *........................                6,143
            710      Just For Feet, Inc. *........................                4,571
            320      Labor Ready, Inc. *..........................               10,400
            290      Maxim Group (The), Inc. *....................                2,519
            400      Men's Wearhouse (The), Inc. *................               10,200
            190      Oshkosh BOGosh, Inc., Class A................                4,014
            495      Pacific Sunwear of California, Inc. *........               12,066
            330      Pegasus Systems, Inc. *......................               12,354
          1,040      Players International, Inc. *................                7,475
            320      Pre-Paid Legal Services, Inc. *..............                8,700
          1,060      Silverleaf Resorts, Inc. *...................                6,824
            550      Steiner Leisure, Ltd. *......................               16,672
            500      Tower Automotive, Inc. *.....................               12,719
            490      Travis Boats & Motors, Inc. *................                7,105
            320      Wet Seal (The), Inc., Class A *..............                9,160
            330      World Color Press, Inc. *....................                9,075
                                                                     ------------------
                                                                                261,868
                                                                     ------------------


                       See Notes to Financial Statements.

Small Company Growth Fund

June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
                     Consumer Staples - 10.75%

            330      Alpharma, Inc., Class A......................   $           11,736
            380      Anesta Corp. *...............................                7,766
            440      Aurora Foods, Inc. *.........................                7,700
            240      CEC Entertainment, Inc. *....................               10,140
            480      Cytyc Corp. *................................                9,360
            210      Education Management Corp. *.................                4,357
            370      FirstService Corp. *.........................                5,642
            490      Geltex Pharmaceuticals, Inc. *...............                8,820
            490      Isis Pharmaceuticals, Inc.*..................                4,992
            375      King Pharmaceuticals, Inc. *.................                9,703
            680      Medaphis Corp. *.............................                3,910
            500      Natrol, Inc. *...............................                3,750
            130      NCS Healthcare, Inc., Class A *..............                  707
            390      Ocular Sciences, Inc. *......................                6,776
            660      Orthodontic Centers of America, Inc. *.......                9,323
            200      Osteotech, Inc. *............................                5,750
            100      Priority Healthcare Corp., Class B *.........                3,450
            475      Renal Care Group, Inc. *.....................               12,291
            330      Rexall Sundown, Inc. *.......................                4,022
            330      Sonic Corp. *................................               10,766
            657      US Oncology, Inc. *..........................                7,889
            200      Varian Medical Systems, Inc..................                5,050
            170      Whole Foods Market, Inc. *...................                8,171
             95      Xomed Surgical Products, Inc. *..............                4,625
                                                                     ------------------
                                                                                166,696
                                                                     ------------------

                     Capital Goods and Construction - 8.60%

            290      AAR Corp.....................................                6,579
            440      Aeroflex, Inc. *.............................                8,690
            370      Astec Industries, Inc. *.....................               15,077
            400      Aviation Sales Co. *.........................               15,800
            300      Casella Waste Systems, Inc.*.................                7,800
            405      CUNO, Inc. *.................................                7,746
            100      Globespan, Inc. *............................                3,975
            140      HEICO Corp...................................                3,482
            130      HEICO Corp., Class A.........................                3,152
            520      Hexcel Corp. *...............................                5,265
            550      Maverick Tube Corp. *........................                7,666
            660      Motivepower Industries, Inc. *...............               11,715
            650      NS Group, Inc. *.............................                6,013
          1,040      PCD, Inc. *..................................               11,440
            220      RTI International Metals, Inc. *.............                3,231
            650      Titanium Metals Corp.........................                7,231
            440      Wabash National Corp.........................                8,525
                                                                     ------------------
                                                                                133,387
                                                                     ------------------

                     Energy - 7.85%

            230      BJ Services Co. *............................                6,771
            730      Cabot Oil & Gas Corp., Class A...............               13,596
            330      Devon Energy Corp............................               11,797
            300      Evergreen Resources, Inc. *..................                7,556
            330      Global Industries, Ltd. *....................                4,228
            760      Marine Drilling Cos., Inc. *.................               10,403
            440      Newfield Exploration Co., *..................               12,513
          1,280      Newpark Resources, Inc. *....................               11,360
            430      Noble Affiliates, Inc........................               12,121
            500      Pennaco Energy, Inc. *.......................                5,875
          1,500      Santa Fe Snyder Corp. *......................               11,438
            330      Stone Energy Corp. *.........................               13,984
                                                                     ------------------
                                                                                121,642
                                                                     ------------------

                     Business Services - 3.79%

            510      ASI Solutions, Inc. *........................                4,207
            390      Insurance Management
                     Solutions Group, Inc. *......................                3,315
            240      Kroll-O'Gara Co. *...........................                5,295
            370      Metamor Worldwide, Inc. *....................                8,903
            300      Modis Professional Services, Inc. *..........                4,125
            350      On Assignment, Inc. *........................                9,144
            940      Romac International, Inc. *..................                8,343
            320      Source Information Management Co. *..........                4,320
            110      Superior Consultant Holdings Corp. *.........                2,716
          1,060      Towne Services, Inc. *.......................                8,348
                                                                     ------------------
                                                                                 58,716
                                                                     ------------------

                     Transportation - 3.52%

            330      Atlas Air, Inc. *............................               10,642
          1,095      Dynamex, Inc. *..............................                3,148
            330      Eagle USA Airfreight, Inc. *.................               14,004
            220      Expeditors International of
                     Washington, Inc..............................                5,995
            160      Midwest Express Holdings, Inc. *.............                5,440
            200      Tidewater, Inc...............................                6,100
            860      Trico Marine Services, Inc. *................                5,644
            330      U.S. Xpress Enterprises, Inc. *..............                3,527
                                                                     ------------------
                                                                                 54,500
                                                                     ------------------

                     Utilities - 1.45%

            590      Boston Communications Group, Inc. *..........                7,928
            470      Davel Communication Corp.....................                2,526
            220      Intermedia Communications, Inc. *............                6,600
            110      WinStar Communications, Inc. *...............                5,363
                                                                     ------------------
                                                                                 22,417
                                                                     ------------------

                     Broadcasting - 1.08%

            220      Hispanic Broadcasting Corp. *................               16,692
                                                                     ------------------

                     Finance - 0.26%

            100      Prism Financial Corp. *......................                2,044
            100      Riggs National Corp..........................                2,056
                                                                     ------------------
                                                                                  4,100
                                                                     ------------------
                     Total Common Stocks..........................            1,413,721
                                                                     ------------------
                     (Cost $1,309,548)



                       See Notes to Financial Statements.

Small Company Growth Fund

June 30, 1999 (unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
REPURCHASE AGREEMENT - 9.29%

$       144,000      State Street Bank
                     4.70%, 06/30/99, dated 07/01/99
                     Repurchase Price $144,019
                     (Collateralized by U.S. Treasury Note
                     8.50%, Due 02/15/20;
                     Total Par $120,000
                     Market Value $152,679).......................   $          144,000
                                                                     ------------------
                     Total Repurchase Agreement...................              144,000
                                                                     ------------------
                     (Cost $144,000)

Total Investments - 100.49%.......................................            1,557,721
                                                                     ------------------
(Cost $1,453,548)
Net Other Assets and Liabilities - (0.49)%........................               (7,628)
                                                                     ------------------
Net Assets - 100.00%..............................................   $        1,550,093
                                                                     ==================

----------
*    Non-income producing security.

ADR  American Depositary Receipts


                       See Notes to Financial Statements.

Columbia Real Estate Equity Fund II

Portfolio of Investments
June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
COMMON STOCKS - 97.22%

                     Real Estate - 97.22%

            700      Alexandria Real Estate Equities..............   $           21,875
          1,300      Apartment Investment &
                     Management Co................................               55,575
          1,900      Archstone Communities Trust..................               41,681
          1,007      Avalon Bay Communities, Inc..................               37,259
            700      Boston Properties, Inc.......................               25,112
          1,000      Cabot Industrial Trust.......................               21,250
            800      Capital Automotive...........................               10,600
          1,900      Catellus Development Corp.*..................               29,450
            700      Colonial Properties Trust....................               19,775
          1,000      Duke Realty Investments, Inc.................               22,562
          2,200      Equity Office Properties Trust...............               56,375
            900      Equity Residential Properties Trust..........               40,556
            900      First Industrial Realty Trust................               24,694
          1,000      General Growth Properties....................               35,500
            500      Kimco Realty Corp............................               19,563
          1,400      Liberty Property Trust.......................               34,825
            900      Mack-Cali Realty Corp........................               27,844
            800      Manufactured Home
                     Communities, Inc.............................               20,800
            640      New Plan Excel Realty Trust..................               11,520
          1,100      Pan Pacific Retail Properties, Inc...........               21,381
          1,100      Prentiss Properties Trust....................               25,850
          1,900      ProLogis Trust...............................               38,475
          2,600      Public Storage, Inc..........................               72,800
          1,700      Reckson Associates Realty Corp...............               39,950
          1,000      Security Capital Group, Inc., Class B*.......               14,563
            600      Shurgard Storage
                     Centers, Inc., Class A.......................               16,275
          1,600      Simon Property Group, Inc....................               40,600
          1,200      Spieker Properties, Inc......................               46,650
            700      The Macerich Co..............................               18,375
            700      TriNet Corporate Realty Trust, Inc...........               19,381
          1,000      TrizecHahn Corp..............................               20,375
          1,400      Vornado Realty Trust.........................               49,438
                                                                     ------------------
                     Total Common Stocks..........................              980,929
                                                                     ------------------
                     (Cost $1,021,957)

INVESTMENT COMPANY - 1.86%

         18,759      Vista U.S. Government Money Market...........   $           18,759
                                                                     ------------------
                     Total Investment Company.....................               18,759
                                                                     ------------------
                     (Cost $18,759)

Total Investments - 99.08%........................................              999,688
                                                                     ------------------
(Cost $1,040,716)
Net Other Assets and Liabilities - 0.92%..........................                9,317
                                                                     ------------------
Net Assets - 100.00%..............................................   $        1,009,005
                                                                     ==================

----------
*    Non-income producing security.

                       See Notes to Financial Statements.

Asset Allocation Fund

Portfolio of Investments
June 30, 1999 (unaudited)

       Shares                                                                  Value
   -------------                                                           -------------
COMMON STOCKS - 48.26%

                     Consumer Staples - 11.86%

         24,000      Becton, Dickinson & Co. .....................   $          720,000
         16,000      Bestfoods....................................              792,000
         22,000      Boston Scientific Corp.*.....................              966,625
         30,000      Coca-Cola Entrerprises, Inc..................              892,500
         28,000      Elan Corp. Plc, ADR*.........................              777,000
         14,000      Forest Laboratories, Inc.*...................              647,500
         15,000      Genzyme Corp.*...............................              727,500
          2,685      Genzyme Surgical Products*...................               11,831
         11,000      Gillette Co..................................              451,000
         11,000      Lilly (Eli) & Co.............................              787,875
         24,000      McDonald's Corp..............................              991,500
         15,000      Merck & Co., Inc.............................            1,110,000
         15,000      PepsiCo, Inc.................................              580,312
          8,000      Pfizer, Inc..................................              878,000
          5,000      Procter & Gamble Co..........................              446,250
         12,000      Warner-Lambert Co............................              832,500
                                                                     ------------------
                                                                             11,612,393
                                                                     ------------------

                     Technology - 9.75%

         12,000      Altera Corp.*................................              441,750
          7,500      America On Line, Inc.*.......................              828,750
         20,000      Automatic Data Processing, Inc...............              880,000
         32,000      Cisco Systems, Inc.*.........................            2,058,000
         10,000      Dell Computer Corp.*.........................              370,000
         24,000      EMC Corp.*...................................            1,320,000
         10,000      Hewlett-Packard Co...........................            1,005,000
         14,000      Intel Corp...................................              833,000
         18,000      Lucent Technologies, Inc.....................            1,213,875
         10,000      Xerox Corp...................................              590,625
                                                                     ------------------
                                                                              9,541,000
                                                                     ------------------

                     Finance - 7.58%

         15,000      American International Group, Inc............            1,755,938
         11,000      Associates First Capital Corp................              487,437
          7,000      Bank One Corp................................              416,938
          6,000      Chase Manhattan Corp.........................              519,750
         31,000      Citigroup, Inc...............................            1,472,500
         15,000      Fannie Mae...................................            1,025,625
         13,000      Hartford Financial Services Group, Inc.......              758,062
         12,000      Washington Mutual, Inc.......................              424,500
         13,000      Wells Fargo & Co.............................              555,750
                                                                     ------------------
                                                                              7,416,500
                                                                     ------------------

                     Capital Goods and Construction - 4.66%

          4,000      AlliedSignal, Inc............................              252,000
         21,000      Boeing Co....................................              927,938
         10,000      Caterpillar, Inc.............................              600,000
         14,000      Deere & Co...................................              554,750
         13,000      General Electric Co..........................            1,469,000
          8,000      Tyco International, Inc......................              758,000
                                                                     ------------------
                                                                              4,561,688
                                                                     ------------------
                     Consumer Cyclical - 4.66%

          9,000      Black & Decker Corp..........................              568,125
         19,000      CVS Corp.....................................              964,250
         10,000      Dayton Hudson Corp...........................              650,000
         25,000      Home Depot, Inc..............................            1,610,938
         26,000      Walgreen Co..................................              763,750
                                                                     ------------------
                                                                              4,557,063
                                                                     ------------------

                     Energy - 4.07%

         18,000      Anadarko Petroleum Corp......................              662,625
          5,000      Chevron Corp.................................              475,937
         20,000      Halliburton Co...............................              905,000
          8,000      Mobil Corp...................................              792,000
         18,000      Schlumberger, Ltd............................            1,146,375
                                                                     ------------------
                                                                              3,981,937
                                                                     ------------------

                     Utilities - 3.61%

         17,000      Frontier Corp................................            1,003,000
         22,000      MCI Worldcom, Inc.*..........................            1,893,375
         11,000      SBC Communications, Inc......................              638,000
                                                                     ------------------
                                                                              3,534,375
                                                                     ------------------

                     Transportation - 1.76%

         12,000      AMR Corp.*...................................              819,000
         29,000      Southwest Airlines Co........................              902,625
                                                                     ------------------
                                                                              1,721,625
                                                                     ------------------

                     Basic Materials - 0.31%

         10,000      Sonoco Products Co...........................              299,375
                                                                     ------------------
                     Total Common Stocks..........................           47,225,956
                                                                     ------------------
                     (Cost $32,011,820)

      Par Value
   --------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.64%

                     U.S. Treasury Notes - 10.30%

$       250,000      5.75%, 11/15/00..............................              251,122
      1,650,000      4.50%, 01/31/01..............................            1,626,702
        500,000      5.25%, 05/31/01..............................              497,730
        500,000      5.25%, 08/15/03..............................              490,360
        550,000      5.75%, 08/15/03..............................              548,961
        500,000      5.25%, 05/15/04..............................              491,965
      2,250,000      5.63%, 02/15/06..............................            2,211,457
        800,000      7.00%, 07/15/06..............................              847,704
        550,000      6.13%, 08/15/07..............................              556,083
      1,100,000      5.50%, 05/15/09..............................            1,076,988
      1,190,000      6.13%, 11/15/27..............................            1,181,182
        335,000      5.25%, 11/15/28..............................              296,699
                                                                     ------------------
                                                                             10,076,953
                                                                     ------------------


                       See Notes to Financial Statements.

Asset Allocation Fund

June 30, 1999 (unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
                     U.S. Treasury Bonds - 6.02%

$       455,000      12.00%, 08/15/13.............................   $          637,123
      1,550,000      7.50%, 11/15/16..............................            1,746,323
        100,000      7.88%, 02/15/21..............................              118,451
        300,000      8.13%, 08/15/21..............................              365,247
        250,000      8.00%, 11/15/21..............................              300,930
        950,000      7.25%, 08/15/22..............................            1,064,019
        450,000      7.63%, 11/15/22..............................              524,840
        400,000      7.13%, 02/15/23..............................              443,404
        675,000      6.38%, 08/15/27..............................              691,477
                                                                     ------------------
                                                                              5,891,814
                                                                     ------------------

                     Government National
                     Mortgage Association - 1.90%

        444,783      6.50%, 05/15/13, Pool #473566................              441,029
         46,882      7.00%, 11/15/13, Pool #780921................               47,321
         43,608      9.00%, 12/15/17, Pool #780201................               46,429
        249,916      6.50%, 05/15/24, Pool #780168................              242,339
        279,116      6.50%, 12/15/28, Pool #495775................              269,085
        399,565      6.00%, 03/15/29, Pool #476986................              374,465
        461,481      6.50%, 04/15/29, Pool #474844................              444,896
                                                                     ------------------
                                                                              1,865,564
                                                                     ------------------

                     Federal National
                     Mortgage Association - 1.70%

        500,000      5.13%, 02/13/04..............................              479,375
        580,000      5.25%, 01/15/09..............................              531,738
        654,743      7.00%, 12/01/12, Pool #251339................              658,016
                                                                     ------------------
                                                                              1,669,129
                                                                     ------------------

                     Federal Home Loan Bank - 1.01%

        500,000      5.38%, 03/02/01..............................              497,325
        500,000      5.13%, 02/26/02..............................              490,625
                                                                     ------------------
                                                                                987,950
                                                                     ------------------

                     Other Government Agency Bonds - 0.52%

        500,000      A.I.D. Israel, Series 8-C
                     Guaranteed: U.S. Government
                     6.63%, 08/15/03..............................              507,380
                                                                     ------------------

                     Federal Home Loan
                     Mortgage Corporation - 0.19%

        183,345      7.00%, 04/01/29, Pool #C00756, Gold..........              181,854
                                                                     ------------------
                     Total U.S. Government and
                     Agency Obligations...........................           21,180,644
                                                                     ------------------
                     (Cost $21,690,341)

CORPORATE NOTES AND BONDS - 16.20%

$       455,000      American Express Credit Corp.
                     8.50%, 08/15/01..............................              476,044
        250,000      Associates Corp. of North America
                     7.88%, 09/30/01..............................              258,437
        100,000      Bank One Milwaukee, N.A., MTN
                     6.35%, 03/19/01..............................              100,375
        100,000      Becton Dickinson
                     7.00%, 08/01/27..............................               97,375
        150,000      Becton Dickinson
                     6.70%, 08/01/28..............................              141,937
        280,000      Boeing Co.
                     8.88%, 09/15/99..............................              281,750
        200,000      Burlington Northern Santa Fe Corp.
                     Debenture
                     6.88%, 02/15/16..............................              190,750
        500,000      Caterpillar Financial Services
                     Series F, MTN
                     6.00%, 05/23/02..............................              496,250
        300,000      Chase Manhattan Corp., MTN
                     5.50%, 02/15/01..............................              297,000
        250,000      CIT Group, Inc., MTN
                     5.80%, 02/26/01..............................              249,062
        200,000      Citicorp, Senior MTN
                     8.63%, 11/01/04..............................              201,750
        250,000      Coca-Cola Enterprises, Inc.
                     6.38%, 08/01/01..............................              250,937
        300,000      Colgate Palmolive Co.
                     Series C, MTN
                     5.27%, 12/01/03..............................              286,011
        750,000      Diageo Capital Plc
                     6.00%, 03/27/03..............................              731,475
        100,000      Diageo Capital Plc, Yankee
                     6.13%, 08/15/05..............................               97,500
        500,000      Disney (Walt) Co.
                     6.38%, 03/30/01..............................              503,125
        250,000      First Union Corp., Senior Note
                     6.60%, 06/15/00..............................              251,563
        250,000      Ford Motor Credit Co.
                     6.85%, 08/15/00..............................              252,302
        250,000      Ford Motor Credit Co.
                     6.38%, 12/15/05..............................              245,000
        250,000      General Electric Capital Corp.
                     Series A, MTN
                     5.96%, 05/14/01..............................              250,168
        250,000      General Motors Acceptance Corp.
                     6.88%, 07/15/01..............................              252,812
        150,000      Goldman Sachs Group
                     6.65%, 05/15/09..............................              145,313
        135,000      Hershey Foods Corp.
                     7.20%, 08/15/27..............................              136,181
        200,000      Illinois Tool Works
                     5.75%, 03/01/09..............................              186,864
         50,000      International Business Machines Corp.
                     5.38%, 02/01/09..............................               45,687


                       See Notes to Financial Statements.

Asset Allocation Fund

June 30, 1999 (unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
CORPORATE NOTES AND BONDS (continued)

$       100,000      International Business Machines Corp.
                     6.22%, 08/01/27..............................   $           99,500
        200,000      International Lease Finance Corp.
                     6.20%, 05/01/00..............................              201,022
        100,000      The May Department Stores Co.
                     7.45%, 10/15/16..............................              103,125
        250,000      McDonaldos Corp., Senior MTN
                     5.95%, 01/15/08..............................              240,313
        250,000      MCI Worldcom, Inc.
                     6.13%, 04/15/02..............................              247,500
        500,000      Mead Corp., Senior Note
                     6.60%, 03/01/02..............................              498,125
        200,000      Mellon Financial Co., Senior Note
                     7.63%, 11/15/99..............................              201,530
        250,000      Merck & Co., Senior Note
                     6.40%, 03/01/28..............................              234,375
        250,000      Minnesota Mining & Manufacturing Co.
                     Debenture
                     6.38%, 02/15/28..............................              231,250
        165,000      National Rural Utilities, Collateral Trust
                     5.50%, 01/15/05..............................              156,131
        250,000      National Rural Utilities, Collateral Trust
                     6.13%, 05/15/05..............................              243,437
        250,000      National Rural Utilities, Collateral Trust
                     5.75%, 11/01/08..............................              233,438
        100,000      NationsBank Corp., Senior Note
                     7.00%, 05/15/03..............................              101,875
        300,000      Northern Telecom, Ltd.
                     Yankee Note
                     6.00%, 09/01/03..............................              296,625
        250,000      Norwest Corp.
                     Series H, MTN
                     5.63%, 02/05/01..............................              248,437
        400,000      Norwest Financial, Inc., Senior Note
                     7.75%, 08/15/01..............................              412,000
        200,000      Occidental Petroleum Corp., MTN
                     6.75%, 09/16/99..............................              200,250
        100,000      Paccar Financial Corp.
                     Series H, Senior MTN
                     5.86%, 03/15/01..............................               99,750
        100,000      Parker Hannifan Corp.
                     7.30%, 05/15/11..............................              103,625
        150,000      Pepsi Bottling Holdings, Inc.
                     5.38%, 02/17/04 (A)..........................              142,687
        250,000      Pepsico, Inc., MTN
                     5.75%, 01/01/03..............................              245,625
        250,000      Pepsico, Inc., MTN
                     5.75%, 01/15/08..............................              234,063
        200,000      Phillips Petroleum Co., Debenture
                     9.38%, 02/15/11..............................              237,000
        500,000      Pitney Bowes, Inc., MTN
                     5.50%, 04/15/04..............................              486,250
        250,000      Pitney Bowes Credit Corp.
                     6.63%, 06/01/02..............................              253,125
        250,000      Potomac Electric Power Co.
                     First Mortgage
                     6.50%, 09/15/05..............................              248,125
        250,000      Potomac Electric Power Co.
                     First Mortgage
                     6.25%, 10/15/07..............................              246,250
        350,000      Quebec Province
                     Senior Subordinated Notes
                     5.75%, 02/15/09..............................              322,014
        250,000      Rite Aid Corp.
                     6.70%, 12/15/01..............................              249,375
        250,000      Sherwin-williams Co., Senior Note
                     6.50%, 02/01/02..............................              250,312
        150,000      Sprint Capital Corp.
                     5.88%, 05/01/04..............................              145,125
        150,000      Sprint Capital Corp.
                     6.90%, 05/01/19..............................              140,250
         60,000      Suntrust Bank of Central Florida, MTN
                     6.90%, 07/01/07..............................               60,300
        250,000      Sysco Corp.
                     7.25%, 04/15/07..............................              258,438
         75,000      Sysco Corp., Debenture
                     6.50%, 08/01/28..............................               69,094
        400,000      Tele-Communication, Inc.
                     7.25%, 08/01/05..............................              408,000
        100,000      Time Warner, Inc.
                     6.63%, 05/15/29..............................               88,375
        100,000      Union Oil Co. of California, MTN
                     Guaranteed: Unocal Corp.
                     6.70%, 10/15/07..............................               96,750
        250,000      Wachovia Bank NC, N.A.
                     6.30%, 03/15/01..............................              250,313
        250,000      Wal-Mart Stores, Senior Note
                     6.75%, 05/15/02..............................              254,375
        100,000      Xerox Corp.
                     7.20%, 04/01/16..............................              101,250
        500,000      Xerox Capital Europe PLC
                     5.88%, 05/15/04..............................              486,867
                                                                     ------------------
                     Total Corporate Notes and Bonds..............           15,851,939
                                                                     ------------------
                     (Cost $16,165,432)

ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES - 0.74%

        250,000      Discover Card Master Trust I
                     Series 1999-1, Class A
                     5.30%, 08/15/04..............................              244,634
        250,000      Ford Credit Auto Owner Trust
                     Series 1999-A, Class A4
                     5.31%, 11/15/01..............................              248,936
        170,000      Premier Auto Trust
                     Series 1999-3, Class A4
                     6.43%, 03/08/04..............................              171,231
         59,276      Rural Housing Trust, Cmo
                     Series 1987-1, Class D
                     6.33%, 04/01/26..............................               58,230
                                                                     ------------------
                     Total Asset-Backed and
                     Mortgage-Backed Securities...................              723,031
                                                                     ------------------
                     (Cost $728,205)


                       See Notes to Financial Statements.

Asset Allocation Fund

June 30, 1999 (unaudited)

       Shares                                                                 Value
   -------------                                                           -------------
CONVERTIBLE PREFERRED STOCK - 0.15%

          3,000      Loral Space and
                     Communications, Ltd., 6.00% (A)..............   $          146,625
                                                                     ------------------
                     Total Convertible Preferred Stock............              146,625
                                                                     ------------------
                     (Cost $162,772)

      Par Value
   --------------

REPURCHASE AGREEMENT - 11.91%

$    11,659,000      State Street Bank
                     4.70%, 07/01/99, Dated 06/30/99
                     Repurchase Price $11,660,522
                     (Collateralized by U.S. Treasury Note
                     7.50%, due 11/15/16
                     Total Par $10,575,000
                     Market Value $11,997,659)....................           11,659,000
                                                                     ------------------
                     Total Repurchase Agreement...................           11,659,000
                                                                     ------------------
                     (Cost $11,659,000)

Total Investments - 98.90%........................................           96,787,195
                                                                     ------------------
(Cost $82,417,570)
Net Other Assets and Liabilities - 1.10%..........................            1,078,093
                                                                     ------------------
Net Assets - 100.00%..............................................   $       97,865,288
                                                                     ==================

----------
*    Non-income producing security.

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1999, these securities amounted to $289,312 or 0.30% of net assets.

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note


                       See Notes to Financial Statements.

High Quality Bond Fund

Portfolio of Investments
June 30, 1999 (Unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
CORPORATE NOTES AND BONDS - 39.41%

                     Utilities - 11.33%

$       250,000      Baltimore Gas and Electric
                     First Mortgage
                     6.50%, 02/15/03..............................   $          250,938
        400,000      GTE Florida, Inc., Debenture, Series A
                     6.31%, 12/15/02..............................              399,000
        250,000      MCI WorldCom, Inc., Note
                     6.13%, 04/15/02..............................              247,500
        500,000      National Rural Utilities
                     Collateral Trust
                     6.38%, 10/15/04..............................              495,625
        250,000      National Rural Utilities
                     Collateral Trust
                     5.50%, 01/15/05..............................              236,562
        100,000      National Rural Utilities
                     Collateral Trust
                     6.20%, 02/01/08..............................               96,625
        500,000      Pacificorp
                     First Mortgage
                     6.38%, 05/15/08..............................              483,125
        150,000      Potomac Electric Power Co.
                     First Mortgage
                     6.25%, 10/15/07..............................              147,750
        325,000      Sprint Capital Corp.
                     Company Guaranty
                     6.90%, 05/01/19..............................              303,875
                                                                     ------------------
                                                                              2,661,000
                                                                     ------------------

                     Technology - 8.12%

        175,000      International Business
                     Machines Corp., MTN
                     5.95%, 06/02/03..............................              172,375
        195,000      International Business
                     Machines Corp., Note
                     5.38%, 02/01/09..............................              178,181
        100,000      International Business
                     Machines Corp., Debenture
                     6.22%, 08/01/27..............................               99,500
        300,000      Pitney Bowes Inc., Note
                     5.50%, 04/15/04..............................              291,750
        350,000      Telecom de Puerto Rico, Note
                     6.15%, 05/15/02 (B)..........................              346,634
        250,000      Telecom de Puerto Rico, Note
                     6.65%, 05/15/06 (B)..........................              244,375
        250,000      United Technologies Corp., Note
                     6.70%, 08/01/28..............................              233,750
        350,000      Xerox Corp., Note
                     5.50%, 11/15/03..............................              339,063
                                                                     ------------------
                                                                              1,905,628
                                                                     ------------------

                     Consumer Staples - 8.05%

$       300,000      Heinz (H.J.) Co.
                     Euro-Dollar Debenture
                     5.75%, 02/03/03..............................              290,730
        440,000      Hershey Foods Corp., Debenture
                     7.20%, 08/15/27..............................              443,850
        200,000      McDonald's Corp., Senior MTN
                     5.95%, 01/15/08..............................              192,250
        400,000      PepsiCo, Inc., MTN
                     5.75%, 01/15/08..............................              374,500
        400,000      Sysco Corp., Debenture
                     6.50%, 08/01/28..............................              368,500
        250,000      Time Warner, Inc.
                     Company Guaranty
                     6.63%, 05/15/29..............................              220,938
                                                                     ------------------
                                                                              1,890,768
                                                                     ------------------

                     Finance - 6.71%

        250,000      American Express Co.
                     Senior Unsurbordinated Note
                     6.75%, 06/23/04..............................              250,938
        500,000      Bank One Milwaukee
                     National Association, MTN
                     6.35%, 03/19/01..............................              501,875
        500,000      Ford Motor Credit Co., Senior Note
                     6.50%, 02/28/02..............................              501,250
         75,000      Goldman Sachs Group, Note
                     6.65%, 05/15/09..............................               72,656
        100,000      SunTrust Bank Atlanta
                     Subordinated Note, MTN
                     7.25%, 09/15/06..............................              101,500
        150,000      Xerox Capital Europe, Plc
                     Company Guaranty
                     5.88%, 05/15/04..............................              146,060
                                                                     ------------------
                                                                              1,574,279
                                                                     ------------------

                     HealthCare - 2.73%

        400,000      Abbott Laboratories
                     6.40%, 12/01/06..............................              396,500
        260,000      Merck & Co., Debenture
                     6.40%, 03/01/28..............................              243,750
                                                                     ------------------
                                                                                640,250
                                                                     ------------------

                     Capital Goods and Construction - 1.19%

        300,000      Illinois Tool Works, Note
                     5.75%, 03/01/09..............................              280,296
                                                                     ------------------

                     Basic Materials - 0.79%

        200,000      Minnesota Mining &
                     Manufacturing Co., Debenture
                     6.38%, 02/15/28..............................              185,000
                                                                     ------------------


                       See Notes to Financial Statements.

High Quality Bond Fund

June 30, 1999 (Unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
                     Regional Agencies - 0.49%

$       125,000      Quebec Province
                     Senior Unsubordinated Notes
                     5.75% 02/15/09...............................   $          115,313
                                                                     ------------------
                     Total Corporate Notes and Bonds..............            9,252,534
                                                                     ------------------
                     (Cost $9,573,465)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.04%

                     U.S. Treasury Bonds - 16.69%

        435,000      12.00%, 08/15/13.............................              609,117
         90,000      7.50%, 11/15/16..............................              101,399
        400,000      9.00%, 11/15/18..............................              520,364
        325,000      7.88%, 02/15/21..............................              384,966
        200,000      8.13%, 08/15/21..............................              243,498
        875,000      7.25%, 08/15/22..............................              980,018
        250,000      7.13%, 02/15/23..............................              277,128
        695,000      6.38%, 08/15/27..............................              711,965
        100,000      5.25%, 02/15/29..............................               89,788
                                                                     ------------------
                                                                              3,918,243
                                                                     ------------------

                     U.S. Treasury Notes - 8.48%

        350,000      6.63%, 06/30/01..............................              357,151
         75,000      5.88%, 11/30/01..............................               75,405
         50,000      5.88%, 09/30/02..............................               50,236
        100,000      5.88%, 02/15/04..............................              100,372
         50,000      5.25%, 05/15/04..............................               49,197
        100,000      5.63%, 05/15/08..............................               97,978
        375,000      5.50%, 05/15/09..............................              367,155
        290,000      6.13%, 11/15/27..............................              287,851
        685,000      5.25%, 11/15/28..............................              606,684
                                                                     ------------------
                                                                              1,992,029
                                                                     ------------------

                     Other Government Agency Bonds - 3.63%

        150,000      A.I.D. Israel, Series 8-C
                     Guaranteed: U.S. Government
                     6.63%, 08/15/03..............................              152,214
        200,000      A.I.D. State of Israel, Series 7-A
                     Guaranteed: U.S. Government
                     5.45%, 02/15/01..............................              198,624
        200,000      Private Export Funding Corp.
                     6.49%, 07/15/07..............................              203,000
        300,000      Tennessee Valley Authority Power Board
                     Class 1993, Series C
                     6.13%, 07/15/03..............................              297,375
                                                                     ------------------
                                                                                851,213
                                                                     ------------------

                     Federal National
                     Mortgage Association - 1.99%

        205,000      5.25%, 01/15/09..............................              187,942
        300,000      6.16%, 08/07/28..............................              280,038
                                                                     ------------------
                                                                                467,980
                                                                     ------------------
                     U.S Treasury Strips - 1.25%

        500,000      4.86%, 05/15/08 Interest only (A)............              294,395
                                                                     ------------------
                     Total U.S. Government and
                     Agency Obligations...........................            7,523,860
                                                                     ------------------
                     (Cost $7,690,779)

MORTGAGE-BACKED SECURITIES - 18.51%

                     Government National
                     Mortgage Association - 11.05%

        243,111      6.50%, 10/15/13, Pool # 446759...............              240,984
        305,677      6.63%, 07/20/22, Pool # 008022 (C)...........              309,592
        217,420      7.50%, 10/15/27, Pool # 455324...............              219,933
        247,633      7.00%, 01/15/29, Pool # 499333...............              244,923
        242,718      7.00%, 02/15/29, Pool # 486937...............              240,062
        763,839      7.00%, 02/15/29, Pool # 492173...............              755,483
        241,303      6.00%, 03/15/29, Pool # 464632...............              226,144
        371,341      6.50%, 04/15/29, Pool # 474844...............              357,995
                                                                     ------------------
                                                                              2,595,116
                                                                     ------------------

                     Structured Mortgage Product - 5.59%

        700,000      FHLMC
                     5.50%, 03/15/14
                     Pool # 002134, Class PM......................              644,217
        202,152      FHLMC
                     6.50%, 10/15/23, Pool # 001990...............              202,025
        173,793      Prudential Home Mortgage Securities
                     Series 1996-7, Class A-1, CMO
                     6.75%, 06/25/11..............................              173,901
        296,382      Rural Housing Trust 1987-1
                     Series 1, Class D, CMO
                     6.33%, 04/01/26..............................              291,149
                                                                     ------------------
                                                                              1,311,292
                                                                     ------------------

                     Federal Home Loan
                     Mortgage Corporation - 1.15%

        269,013      7.00%, 11/01/13, Pool # E00586, Gold.........              270,525
                                                                     ------------------

                     Federal National
                     Mortgage Association - 0.72%

        167,993      7.00%, 12/01/12, Pool # 251339...............              168,833
                                                                     ------------------
                     Total Mortgage-Backed Securities.............            4,345,766
                                                                     ------------------
                     (Cost $4,172,231)


ASSET-BACKED SECURITIES - 7.33%

        100,000      Capital Auto Receivables Asset Trust
                     Series 1999-1, Class A2
                     5.58%, 06/15/02..............................               99,532
        400,000      Citibank Credit Card Master Trust I
                     Series 1998-6
                     5.85%, 04/10/03..............................              398,124


                       See Notes to Financial Statements.

High Quality Bond Fund

June 30, 1999 (Unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
ASSET-BACKED SECURITIES (continued)

$       600,000      Ford Auto Owner Credit Trust
                     Series 1999-A, Class A4
                     5.31%, 11/15/01..............................   $          597,447
        150,000      MBNA Master Credit Card Trust
                     Series 1998-D, Class A
                     5.80%, 12/15/05..............................              147,812
        500,000      MBNA Master Credit Card Trust
                     Series 1998-J, Class A
                     5.25%, 02/15/06..............................              478,435
                                                                     ------------------
                     Total Asset-Backed Securities................            1,721,350
                                                                     ------------------
                     (Cost $2,034,653)

REPURCHASE AGREEMENT - 1.94%

        455,000      State Street Bank
                     4.70%, 07/01/99, DATED 06/30/99
                     Repurchase Price $455,059
                     (Collateralized by U.S. Treasury Note
                     8.50%, Due 02/15/20;
                     Total Par $365,000
                     Market Value $475,968).......................              455,000
                                                                     ------------------
                     Total Repurchase Agreement...................              455,000
                                                                     ------------------
                     (Cost $455,000)

Total Investments - 99.23%........................................           23,298,510
                                                                     ------------------
(Cost $23,926,128)
Net Other Assets and Liabilities - 0.77%..........................              181,278
                                                                     ------------------
Net Assets - 100.00%..............................................   $       23,479,788
                                                                     ==================

----------
(A) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.

(B) Securities exempt from registration under Rule 144A of the securities act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1999, these securities amounted to $591,009 or 2.52% of net assets.

(C) Variable rate bond. Rate shown reflects the rate in effect at June 30, 1999.

CMO  Collateralized Mortgage Obligation

FHLMC Federal Home Loan Mortgage Corporation

MTN  Medium Term Note


                       See Notes to Financial Statements.

Columbia High Yield Fund II

Portfolio of Investments
June 30, 1999 (Unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
CORPORATE NOTES AND BONDS - 95.72%

                     Capital Goods - 26.78%

$       100,000      AES Corp.
                     Senior Subordinated Notes
                     8.38%, 08/15/07..............................   $           95,000
         15,000      Aviation Sales
                     Senior Subordinated Notes
                     8.13%, 02/15/08 (A)..........................               14,287
         40,000      Federal-Mogul Corp.
                     7.75%, 07/01/06..............................               38,350
         35,000      Hayes Wheels International, Inc.
                     Series B
                     9.13%, 07/15/07..............................               35,262
        100,000      Newpark Resources, Inc.
                     Series B
                     8.63%, 12/15/07..............................               95,125
         40,000      Rental Services Corp.
                     Senior Subordinated Notes
                     9.00%, 05/15/08 (A)..........................               39,850
         35,000      Silgan Holdings, Inc.
                     Senior Subordinated Debentures
                     9.00%, 06/01/09..............................               35,875
        100,000      Titan Wheel International, Inc.
                     Senior Subordinated Notes
                     8.75%, 04/01/07..............................               95,875
        100,000      United Stationers Supply
                     Senior Subordinated Notes
                     8.38%, 04/15/08 (A)..........................               96,250
        100,000      Westpoint Stevens, Inc.
                     Senior Notes
                     7.88%, 06/15/05 (A)..........................               98,000
                                                                     ------------------
                                                                                643,874
                                                                     ------------------

                     Communication - 25.39%

         35,000      Adelphia Communications
                     Senior Notes, Series B
                     10.50%, 07/15/04.............................               37,537
        140,000      Century Communications
                     Senior Notes
                     8.64%, 03/15/03 (B)..........................               98,350
         35,000      Comcast Corp.
                     Senior Subordinated Debentures
                     9.50%, 01/15/08..............................               36,837
         50,000      Crown Castle International Corp.
                     Senior Notes
                     9.00%, 05/15/11..............................               49,125
         25,000      Jacor Communications Co.
                     Series B
                     8.75%, 06/15/07..............................               26,687
         25,000      Jones Intercable, Inc.
                     Senior Notes
                     8.88%, 04/01/07..............................               27,688
         50,000      Lenfest Communications
                     Senior Notes
                     8.38%, 11/01/05..............................               52,250
        100,000      Level 3 Communications, Inc.
                     Senior Notes
                     9.13%, 05/01/08 (A)..........................               98,750
         50,000      Nextlink Communications
                     Senior Discount Note
                     9.45% (0% until 2003), 04/15/08 (A)..........               29,125
        100,000      Sinclair Broadcasting Group
                     Senior Subordinated Notes
                     8.75%, 12/15/07..............................               98,250
         50,000      Unisys Corp.
                     Senior Notes
                     11.75%, 10/15/04.............................               55,875
                                                                     ------------------
                                                                                610,474
                                                                     ------------------

                     Consumer Cyclical - 16.93%

        100,000      Hollinger International Publishing
                     8.63%, 03/15/05..............................              101,500
         50,000      International Game Technology
                     Senior Notes
                     7.88%, 05/15/04 (A)..........................               49,125
        100,000      Outdoor Systems, Inc.
                     Senior Subordinated Notes
                     9.38%, 10/15/06..............................              106,250
         50,000      Protection One Alarm
                     Senior Notes
                     7.38%, 08/15/05 (A)..........................               47,625
        100,000      Zale Corp.
                     Senior Notes, Series B
                     8.50%, 10/01/07..............................              102,375
                                                                     ------------------
                                                                                406,875
                                                                     ------------------

                     Utilities - 9.75%

         15,000      CMS Energy Corp.
                     Coupon Pass-Through Certificates
                     7.00%, 01/15/05..............................               14,194
        100,000      Flag, Ltd.
                     Senior Notes
                     8.25%, 01/30/08 (A)..........................               94,500
         50,000      Niagara Mohawk Power
                     Senior Notes, Series D
                     7.25%, 10/01/02..............................               50,188
         25,000      Pride International, Inc.
                     Senior Notes
                     10.00%, 06/01/09.............................               25,563
         50,000      Santa Fe Snyder Corp.
                     Senior Notes
                     8.05%, 06/15/04..............................               49,813
                                                                     ------------------
                                                                                234,258
                                                                     ------------------


                       See Notes to Financial Statements.

Columbia High Yield Fund II

June 30, 1999 (Unaudited)

     Par Value                                                                 Value
   -------------                                                           -------------
                     HealthCare - 6.61%

$        40,000      Conmed Corp.
                     9.00%, 03/15/08..............................   $           40,100
         35,000      HEALTHSOUTH Corp.
                     Senior Subordinated Notes
                     9.50%, 04/01/01..............................               36,006
         25,000      Quorum Health Group, Inc.
                     Senior Subordinated Notes
                     8.75%, 11/01/05..............................               24,438
         10,000      Tenet Healthcare Corp.
                     Senior Notes
                     8.63%, 12/01/03..............................               10,100
         50,000      Tenet Healthcare Corp.
                     Senior Subordinated Notes
                     8.13%, 12/01/08 (A)..........................               48,250
                                                                     ------------------
                                                                                158,894
                                                                     ------------------

                     Consumer Staples - 4.72%

         50,000      Ames Department Stores
                     Senior Notes
                     10.00%, 04/15/06 (A).........................               49,000
         25,000      Cinemark USA, Inc.
                     Senior Subordinated Notes, Series B
                     9.63%, 08/01/08..............................               24,875
         50,000      Purina Mills, Inc.
                     Senior Subordinated Notes
                     9.00%, 03/15/10 (A)..........................               39,500
                                                                     ------------------
                                                                                113,375
                                                                     ------------------

                     Basic Materials - 4.55%

        100,000      Ball Corp.
                     Senior Notes
                     7.75%, 08/01/06 (A)..........................               99,500
         10,000      Webb (Del E.)
                     Senior Subordinated Debentures
                     9.00%, 02/15/06..............................                9,975
                                                                     ------------------
                                                                                109,475
                                                                     ------------------

                     Transportation - 0.99%

         25,000      Teekay Shipping Corp.
                     Yankee Notes
                     8.32%, 02/01/08..............................               23,718
                                                                     ------------------
                     Total Corporate Notes and Bonds..............            2,300,943
                                                                     ------------------
                     (Cost $2,321,172)

U.S. GOVERNMENT OBLIGATION (C) - 1.66%

                     U.S. Treasury Bill - 1.66%

$        40,000      3.75%, 07/08/99..............................   $           39,971
                                                                     ------------------
                     Total U.S. Government Obligation.............               39,971
                                                                     ------------------
                     (Cost $39,971)

       Shares
   -------------


INVESTMENT COMPANY - 1.66%

         39,959      Vista U.S. Government Money Market...........               39,959
                                                                     ------------------
                     Total Investment Company.....................               39,959
                                                                     ------------------
                     (Cost $39,959)

Total Investments - 99.04%........................................            2,380,873
                                                                     ------------------
(Cost $2,401,102)
Net Other Assets and Liabilities - 0.96%..........................               23,123
                                                                     ------------------
Net Assets - 100.00%..............................................   $        2,403,996
                                                                     ==================

----------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1999, these securities amounted to $803,762 or 33.43% of net assets.

(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

(C)  Discount yield at time of purchase.


                       See Notes to Financial Statements.

                       This page intentionally left blank.

The Galaxy VIP Fund

Statements of Assets and Liabilities
June 30, 1999 (unaudited)

                                                               Money Market        Equity         Growth and Income   Small Company
                                                                  Fund               Fund               Fund           Growth Fund
                                                              -------------      -------------      -------------     -------------
ASSETS:

   Investments (Note 2):
      Investments at cost ...............................     $  17,726,939      $  74,671,754      $   7,932,446     $   1,309,548
      Repurchase Agreement ..............................           340,000          3,081,000          1,035,000           144,000
      Net unrealized appreciation (depreciation) ........                --         27,589,421          1,425,500           104,173
                                                              -------------      -------------      -------------     -------------
         Total investments at value .....................        18,066,939        105,342,175         10,392,946         1,557,721
   Cash .................................................               453              2,002                409               609
   Receivable for investments sold ......................                --                 --             78,435             7,443
   Receivable for shares sold ...........................                --             35,494             19,034                --
   Interest and dividend receivable .....................                44             29,110             15,930                72
   Receivable from Investment Advisor (Note 4) ..........                --                 --                 --             7,864
   Deferred organizational expense (Note 2) .............                --                 --              8,086             8,351
                                                              -------------      -------------      -------------     -------------
      Total Assets ......................................        18,067,436        105,408,781         10,514,840         1,582,060
                                                              -------------      -------------      -------------     -------------

LIABILITIES:

   Dividends Payable ....................................            66,203                 --                 --                --
   Payable for investments purchased ....................                --                 --                 --            22,869
   Payable to custodian .................................                --                 --                 --                --
   Payable for shares repurchased .......................            37,044                 --                 --                --
   Advisory fee payable (Notes 3 & 4) ...................             2,232             62,486             12,855                --
   Payable to Administrator (Notes 3 & 4) ...............               840              5,754              2,479               663
   TrusteesO fees and expenses payable (Note 3) .........             2,738              3,458                130                87
   Accrued expenses and other payables ..................            26,993             31,249             10,166             8,348
                                                              -------------      -------------      -------------     -------------
      Total Liabilities .................................           136,050            102,947             25,630            31,967
                                                              -------------      -------------      -------------     -------------
NET ASSETS ..............................................     $  17,931,386      $ 105,305,834      $  10,489,210     $   1,550,093
                                                              =============      =============      =============     =============
NET ASSETS consist of:
   Par value (Note 5) ...................................     $      17,931      $       4,906      $         897     $         159
   Paid-in capital in excess of par value ...............        17,913,295         69,608,673          8,969,086         1,414,944
   Undistributed (overdistributed) net
      investment income .................................               263            (39,426)               559            (7,341)
   Accumulated net realized gain (loss)
       on investments sold ..............................              (103)         8,142,260             93,168            38,158
   Net unrealized appreciation (depreciation)
      of investments ....................................                --         27,589,421          1,425,500           104,173
                                                              -------------      -------------      -------------     -------------
TOTAL NET ASSETS ........................................     $  17,931,386      $ 105,305,834      $  10,489,210     $   1,550,093
                                                              =============      =============      =============     =============
Shares of beneficial interest outstanding ...............        17,931,226          4,906,192            896,909           158,616

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets [div] Shares Outstanding) .. .............     $       1.00       $       21.46      $       11.69     $        9.77
                                                              =============      =============      =============     =============

                       See Notes to Financial Statements.

                                                              Columbia Real          Asset
                                                                 Estate            Allocation        High Quality     Columbia High
                                                              Equity Fund II          Fund            Bond Fund       Yield Fund II
                                                               ------------       ------------       ------------     -------------
ASSETS:

   Investments (Note 2):
      Investments at cost ...............................      $  1,040,716       $ 70,758,570       $ 23,471,128      $  2,401,102
      Repurchase Agreement ..............................                --         11,659,000            455,000                --
      Net unrealized appreciation (depreciation) ........           (41,028)        14,369,625           (627,618)          (20,229)
                                                               ------------       ------------       ------------      ------------
         Total investments at value .....................           999,688         96,787,195         23,298,510         2,380,873
   Cash .................................................                --              1,160              1,725                --
   Receivable for investments sold ......................                --          1,454,609             75,589                --
   Receivable for shares sold ...........................                --            263,737                 --                --
   Interest and dividend receivable .....................             6,965            668,757            326,303            44,377
   Receivable from Investment Advisor (Note 4) ..........             2,392                 --                 --               235
   Deferred organizational expense (Note 2) .............             8,080                 --                 --             8,080
                                                               ------------       ------------       ------------      ------------
      Total Assets ......................................         1,017,125         99,175,458         23,702,127         2,433,565
                                                               ------------       ------------       ------------      ------------

LIABILITIES:

   Dividends Payable ....................................                --                 --            111,659            16,586
   Payable for investments purchased ....................                --          1,216,149             74,945                --
   Payable to custodian .................................                --                 --                 --               284
   Payable for shares repurchased .......................                --                 75             13,180               266
   Advisory fee payable (Notes 3 & 4) ...................                --             58,145              7,619                --
   Payable to Administrator (Notes 3 & 4) ...............             2,175                519              2,059               845
   TrusteesO fees and expenses payable (Note 3) .........                90              2,724              2,725               107
   Accrued expenses and other payables ..................             5,855             32,558             10,152            11,481
                                                               ------------       ------------       ------------      ------------
      Total Liabilities .................................             8,120          1,310,170            222,339            29,569
                                                               ------------       ------------       ------------      ------------
NET ASSETS ..............................................      $  1,009,005       $ 97,865,288       $ 23,479,788      $  2,403,996
                                                               ============       ============       ============      ============
NET ASSETS consist of:
   Par value (Note 5) ...................................      $        112       $      5,852       $      2,336      $        240
   Paid-in capital in excess of par value ...............         1,055,024         83,037,971         24,190,705         2,420,090
   Undistributed (overdistributed) net
      investment income .................................             7,301            120,401             30,396             1,854
   Accumulated net realized gain (loss)
       on investments sold ..............................           (12,404)           331,439           (116,031)            2,041
   Net unrealized appreciation (depreciation)
      of investments ....................................           (41,028)        14,369,625           (627,618)          (20,229)
                                                               ------------       ------------       ------------      ------------
TOTAL NET ASSETS ........................................      $  1,009,005       $ 97,865,288       $ 23,479,788      $  2,403,996
                                                               ============       ============       ============      ============
Shares of beneficial interest outstanding ...............           111,699          5,851,550          2,336,052           239,589

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets [div] Shares Outstanding) ................      $       9.03       $      16.72       $      10.05      $      10.03
                                                               ============       ============       ============      ============


                       See Notes to Financial Statements.

The Galaxy VIP Fund

Statements of Operations
For the six months ended June 30, 1999 (unaudited)

                                                              Money Market         Equity         Growth and Income    Small Company
                                                                  Fund               Fund               Fund            Growth Fund
                                                              ------------       ------------       ------------       ------------
INVESTMENT INCOME:
    Interest  (Note 2) .................................      $    427,491       $     68,574       $     22,173       $      2,117
    Dividends (Note 2) .................................                --            360,278             60,742                470
                                                              ------------       ------------       ------------       ------------
        Total investment income ........................           427,491            428,852             82,915              2,587
                                                              ------------       ------------       ------------       ------------

EXPENSES:
    Investment advisory fees (Note 3) ..................            34,716            365,735             33,065              4,654
    Administration fees (Note 3) .......................             7,377             41,450              3,747                527
    Custody fees .......................................             8,932              9,361              8,992             12,693
    Fund accounting fees (Note 3) ......................            12,636             18,056             14,422             16,695
    Professional fees ..................................            10,415              6,781              4,803              6,358
    TrusteesO fees (Note 3) ............................               241                970                 69                  9
    Amortization of organization costs (Note 2) ........                --                 --              1,090              1,090
    Reports to shareholders ............................             3,477             13,990              1,005                136
    Miscellaneous ......................................               309              1,242                 89                 13
                                                              ------------       ------------       ------------       ------------
        Total expenses before
            reimbursement/waiver .......................            78,103            457,585             67,282             42,175
        Less: reimbursement/waiver (Note 4) ............           (36,574)                --             (1,153)           (32,247)
                                                              ------------       ------------       ------------       ------------
        Total expenses net of
            reimbursement/waiver .......................            41,529            457,585             66,129              9,928
                                                              ------------       ------------       ------------       ------------
NET INVESTMENT INCOME (LOSS) ...........................           385,962            (28,733)            16,786             (7,341)
                                                              ------------       ------------       ------------       ------------



NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold .......                --          8,196,802            121,164            110,304
    Net change in unrealized
    appreciation (depreciation) of investments .........                --          4,157,667          1,014,332             43,059
                                                              ------------       ------------       ------------       ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .............................                --         12,354,469          1,135,496            153,363
                                                              ------------       ------------       ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..............................      $    385,962       $ 12,325,736       $  1,152,282       $    146,022
                                                              ============       ============       ============       ============


                       See Notes to Financial Statements.

                                                           Columbia Real Estate  Asset Allocation   High Quality      Columbia High
                                                               Equity Fund II         Fund            Bond Fund       Yield Fund II
                                                           --------------------  ----------------    -----------      -------------
INVESTMENT INCOME:
    Interest  (Note 2) ..................................       $     2,218        $ 1,310,099       $   739,440        $    97,414
    Dividends (Note 2) ..................................            23,828            187,829                --                883
                                                                -----------        -----------       -----------        -----------
        Total investment income .........................            26,046          1,497,928           739,440             98,297
                                                                -----------        -----------       -----------        -----------


EXPENSES:
    Investment advisory fees (Note 3) ...................             3,321            324,905            64,932              7,271
    Administration fees (Note 3) ........................               376             36,823            10,035              1,030
    Custody fees ........................................             2,035             15,186             8,029              2,834
    Fund accounting fees (Note 3) .......................            13,273             24,779            15,895             14,896
    Professional fees ...................................             5,176             23,587            11,455              5,229
    TrusteesO fees (Note 3) .............................                 9                861               261                 34
    Amortization of organization costs (Note 2) .........             1,090                 --                --              1,090
    Reports to shareholders .............................               129             12,424             3,756                509
    Miscellaneous .......................................                12              1,102               334                 45
                                                                -----------        -----------       -----------        -----------
        Total expenses before
            reimbursement/waiver ........................            25,421            439,667           114,697             32,938
        Less: reimbursement/waiver (Note 4) .............           (17,889)                --           (57,399)           (13,555)
                                                                -----------        -----------       -----------        -----------
        Total expenses net of
            reimbursement/waiver ........................             7,532            439,667            57,298             19,383
                                                                -----------        -----------       -----------        -----------
NET INVESTMENT INCOME (LOSS) ............................            18,514          1,058,261           682,142             78,914
                                                                -----------        -----------       -----------        -----------





NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold ........           (10,897)           584,840           (97,579)             2,045
    Net change in unrealized
    appreciation (depreciation) of investments ..........            38,440          1,048,961        (1,391,990)           (79,024)
                                                                -----------        -----------       -----------        -----------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ..............................            27,543          1,633,801        (1,489,569)           (76,979)
                                                                -----------        -----------       -----------        -----------


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...............................       $    46,057        $ 2,692,062       $  (807,427)       $     1,935
                                                                ===========        ===========       ===========        ===========


                       See Notes to Financial Statements.

The Galaxy VIP Fund

Statements of Changes in Net Assets


                                                  Money Market Fund               Equity Fund              Growth and Income Fund
                                             ---------------------------  ----------------------------  --------------------------
                                               Six months      Year         Six months        Year       Six months      Period
                                             ended June 30,    ended      ended June 30,     ended      ended June 30,   ended
                                                  1999      December 31,       1999       December 31,      1999      December 31,
                                              (unaudited)       1998       (unaudited)        1998       (unaudited)     1998(1)
                                              -----------   ------------   ------------   ------------   -----------   ----------
NET ASSETS at beginning of period ........... $16,821,240   $ 15,329,905   $ 92,619,906   $ 69,862,961   $ 7,636,750   $       10(a)
                                              -----------   ------------   ------------   ------------   -----------   ----------

Increase (decrease) in Net Assets resulting
from operations:
    Net investment income (loss) ............     385,962        816,571        (28,733)       489,109        16,786       24,019
    Net realized gain (loss) on
        investments sold ....................          --             --      8,196,802     19,517,742       121,164      (27,996)
    Net change in unrealized appreciation
        (depreciation) of investments .......          --             --      4,157,667     (2,709,366)    1,014,332      411,168
                                              -----------   ------------   ------------   ------------   -----------   ----------
        Net increase (decrease) in net assets
            resulting from operations .......     385,962        816,571     12,325,736     17,297,485     1,152,282      407,191
                                              -----------   ------------   ------------   ------------   -----------   ----------

Dividends to shareholders from:
    Net investment income ...................    (385,962)      (816,592)       (10,693)      (505,469)      (16,227)     (24,019)
    In excess of net investment income ......          --             --             --             --            --       (2,926)
    Net realized gain on investments ........          --             --     (1,222,729)   (18,138,988)           --           --
    In excess of net realized gain
        on investments ......................          --             --             --             --            --           --
                                              -----------   ------------   ------------   ------------   -----------   ----------
        Total Dividends .....................    (385,962)      (816,592)    (1,233,422)   (18,644,457)      (16,227)     (26,945)
                                              -----------   ------------   ------------   ------------   -----------   ----------

Share Transactions:
    Net proceeds from sale of shares ........   6,212,490     12,419,269      4,159,758     12,269,094     2,049,445    7,580,935
    Issued to shareholders in reinvestment
        of dividends ........................     319,778        816,592      1,233,422     18,644,457        16,227       26,945
    Cost of shares repurchased ..............  (5,422,122)   (11,744,505)    (3,799,566)    (6,809,634)     (349,267)    (351,386)
                                              -----------   ------------   ------------   ------------   -----------   ----------
        Net increase from share transactions    1,110,146      1,491,356      1,593,614     24,103,917     1,716,405    7,256,494
                                              -----------   ------------   ------------   ------------   -----------   ----------
        Net increase in net assets ..........   1,110,146      1,491,335     12,685,928     22,756,945     2,852,460    7,636,740
                                              -----------   ------------   ------------   ------------   -----------   ----------

NET ASSETS at end of period
    (including line A) .. ................... $17,931,386   $ 16,821,240   $105,305,834   $ 92,619,906   $10,489,210   $7,636,750
                                              ===========   ============   ============   ============   ===========   ==========
(A) Undistributed (overdistributed) net
        investment income ................... $       263   $        263   $    (39,426)  $         --   $       559   $       --
                                              ===========   ============   ============   ============   ===========   ==========


OTHER INFORMATION:
Share Transactions:
    Sold ....................................   6,212,490     12,419,269        205,535        581,676       188,832      773,404
    Issued to shareholders in reinvestment
        of dividends ........................     319,778        816,592         61,031      1,012,617         1,478        2,801
    Repurchased .............................  (5,422,122)   (11,744,505)      (184,053)      (321,065)      (32,238)     (37,369)
                                              -----------   ------------   ------------   ------------   -----------   ----------
        Net increase in shares outstanding ..   1,110,146      1,491,356         82,513      1,273,228       158,072      738,836
                                              ===========   ============   ============   ============   ===========   ==========

----------
(1)  The Fund commenced operations on March 4, 1998.

(2)  The Fund commenced operations on April 17, 1998.

(3)  The Fund commenced operations on March 3, 1998.

(a)  Amount represents initial seed money.


                       See Notes to Financial Statements.

                                                        Small Company           Columbia Real Estate          Asset Allocation
                                                         Growth Fund              Equity Fund II                   Fund
                                                --------------------------- ---------------------------- ---------------------------
                                                  Six months      Year        Six months       Year       Six months      Period
                                                ended June 30,    ended     ended June 30,    ended      ended June 30,   ended
                                                     1999      December 31,      1999      December 31,      1999       December 31,
                                                 (unaudited)       1998(2)   (unaudited)       1998(3)    (unaudited)      1998
                                                -------------- ------------ -------------- ------------- -------------  -----------
NET ASSETS at beginning of period ..............  $1,142,673   $       10(a)  $  784,016    $250,000(a)   $78,586,004   $42,535,206
                                                  ----------   ----------     ----------    --------      -----------   -----------

Increase (decrease) in Net Assets resulting
from operations:
    Net investment income (loss) ...............      (7,341)      (3,245)        18,514      21,823        1,058,261     1,646,677
    Net realized gain (loss) on investments sold     110,304      (72,146)       (10,897)     (1,622)         584,840       668,851
    Net change in unrealized appreciation
        (depreciation) of investments ..........      43,059       61,114         38,440     (79,468)       1,048,961     7,770,082
                                                  ----------   ----------     ----------    --------      -----------   -----------
        Net increase (decrease) in net assets
            resulting from operations ..........     146,022      (14,277)        46,057     (59,267)       2,692,062    10,085,610
                                                  ----------   ----------     ----------    --------      -----------   -----------

Dividends to shareholders from:
    Net investment income ......................          --           --        (14,354)    (20,397)        (937,860)   (1,658,095)
    In excess of net investment income .........          --         (666)            --          --               --        (7,406)
    Net realized gain on investments ...........          --           --             --          --               --      (954,596)
    In excess of net realized gain
        on investments .........................          --           --             --          --               --      (241,887)
                                                  ----------   ----------     ----------    --------      -----------   -----------
        Total Dividends ........................          --         (666)       (14,354)    (20,397)        (937,860)   (2,861,984)
                                                  ----------   ----------     ----------    --------      -----------   -----------

Share Transactions:
    Net proceeds from sale of shares ...........     305,599    1,167,022        243,610     643,056       17,580,626    29,289,514
    Issued to shareholders in reinvestment
        of dividends ...........................          --          666         14,353      20,397          937,860     2,861,984
    Cost of shares repurchased .................     (44,201)     (10,082)       (64,677)    (49,773)        (993,404)   (3,324,326)
                                                  ----------   ----------     ----------    --------      -----------   -----------
        Net increase from share transactions ...     261,398    1,157,606        193,286     613,680       17,525,082    28,827,172
                                                  ----------   ----------     ----------    --------      -----------   -----------
        Net increase in net assets .............     407,420    1,142,663        224,989     534,016       19,279,284    36,050,798
                                                  ----------   ----------     ----------    --------      -----------   -----------

NET ASSETS at end of period (including line A) .  $1,550,093   $1,142,673     $1,009,005    $784,016      $97,865,288   $78,586,004
                                                  ==========   ==========     ==========    ========      ===========   ===========
(A) Undistributed (overdistributed) net
        investment income ......................  $   (7,341)  $       --     $    7,301    $  3,141      $   120,401   $        --
                                                  ==========   ==========     ==========    ========      ===========   ===========


OTHER INFORMATION:
Share Transactions:
    Sold .......................................      35,748      129,312         27,993      67,305        1,055,204     1,909,181
    Issued to shareholders in reinvestment
        of dividends ...........................          --           73          1,609       2,377           56,970       182,716
    Repurchased ................................      (5,165)      (1,353)        (7,148)     (5,437)         (60,481)     (217,344)
                                                  ----------   ----------     ----------    --------      -----------   -----------
        Net increase in shares outstanding .....      30,583      128,032         22,454      64,245        1,051,693     1,874,553
                                                  ==========   ==========     ==========    ========      ===========   ===========


                       See Notes to Financial Statements.

The Galaxy VIP Fund

                                                                            High Quality                    Columbia High
                                                                              Bond Fund                     Yield Fund II
                                                                   ------------------------------   ----------------------------
                                                                     Six months         Year          Six months        Period
                                                                   ended June 30,       ended       ended June 30,      ended
                                                                        1999         December 31,      1999          December 31,
                                                                    (unaudited)         1998         (unaudited)       1998(1)
                                                                   --------------  --------------   ------------    ------------
NET ASSETS at beginning of period ...............................   $ 23,288,822    $ 14,457,126    $  2,453,694    $    250,000(a)
                                                                    ------------    ------------    ------------    ------------

Increase in Net Assets resulting from operations:
    Net investment income .......................................        682,142         985,174          78,914          83,002
    Net realized gain (loss) on investments sold ................        (97,579)        273,906           2,045          26,477
    Net change in unrealized appreciation
        (depreciation) of investments ...........................     (1,391,990)        394,647         (79,024)         58,795
                                                                    ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
           resulting from operations ............................       (807,427)      1,653,727           1,935         168,274
                                                                    ------------    ------------    ------------    ------------

Dividends to shareholders from:
    Net investment income .......................................       (656,905)       (985,105)        (78,914)        (82,994)
    Net realized gain on investments ............................        (34,809)             --          (3,087)        (23,378)
                                                                    ------------    ------------    ------------    ------------
        Total Dividends .........................................       (691,714)       (985,105)        (82,001)       (106,372)
                                                                    ------------    ------------    ------------    ------------

Share Transactions:
    Net proceeds from sale of shares ............................      2,445,531       8,645,811         619,525       2,822,796
    Issued to shareholders in reinvestment of dividends .........        580,130         985,105          65,416         106,372
    Cost of shares repurchased ..................................     (1,335,554)     (1,467,842)       (654,573)       (787,376)
                                                                    ------------    ------------    ------------    ------------
        Net increase from share transactions ....................      1,690,107       8,163,074          30,368       2,141,792
                                                                    ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets ...................        190,966       8,831,696         (49,698)      2,203,694
                                                                    ------------    ------------    ------------    ------------

NET ASSETS at end of period (including line A) ..................   $ 23,479,788    $ 23,288,822    $  2,403,996    $  2,453,694
                                                                    ============    ============    ============    ============

(A) Undistributed net investment income .........................   $     30,396    $      5,159    $      1,854    $      1,854
                                                                    ============    ============    ============    ============


OTHER INFORMATION:
Share Transactions:
    Sold ........................................................        234,553         817,807          60,194         278,284
    Issued to shareholders in reinvestment of dividends .........         55,946          93,544           6,368          10,351
    Repurchased .................................................       (130,313)       (137,176)        (63,811)        (76,797)
                                                                    ------------    ------------    ------------    ------------
        Net increase in shares outstanding ......................        160,186         774,175           2,751         211,838
                                                                    ============    ============    ============    ============

----------
(1)  The Fund commenced operations on March 3, 1998.

(a)  Amount represents initial seed money.


                       See Notes to Financial Statements.

Money Market Fund

Financial Highlights
For a Share outstanding throughout each period.

                                         Six months ended                           Years ended December 31,
                                          June 30, 1999     ----------------------------------------------------------------------
                                          (unaudited)          1998           1997           1996           1995           1994
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period ...   $     1.00       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------       ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income (A) ...........         0.02             0.05           0.05           0.05           0.05           0.04
   Net realized and unrealized
      gain (loss) on investments .......           --               --             --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
      Total from Investment Operations .         0.02             0.05           0.05           0.05           0.05           0.04
                                           ----------       ----------     ----------     ----------     ----------     ----------

Less Dividends:
   Dividends from net
      investment income ................        (0.02)           (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
   Dividends from net realized
      capital gains ....................           --               --             --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
      Total Dividends ..................        (0.02)           (0.05)         (0.05)         (0.05)         (0.05)         (0.04)
                                           ----------       ----------     ----------     ----------     ----------     ----------

Net increase (decrease) in
      net asset value ..................           --               --             --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $     1.00       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ==========       ==========     ==========     ==========     ==========     ==========


Total Return ...........................         2.23%**          5.16%          4.99%          4.91%          5.38%          3.89%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......   $   17,931       $   16,821     $   15,330     $   16,295     $   17,925     $   13,276
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver .............         4.44%*           4.95%          4.88%          4.80%          5.25%          3.85%
   Operating expenses including
      reimbursement/waiver .............         0.48%*           0.55%          0.67%          0.60%          0.63%          0.42%
   Operating expenses excluding
      reimbursement/waiver .............         0.90%*           0.98%          1.12%          1.02%          1.11%          1.21%

----------
*    Annualized

**   Not Annualized

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.02, $0.05, $0.05, $0.05, $0.05 and $0.03, respectively.


                       See Notes to Financial Statements.

Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                        Six months ended                            Years ended December 31,
                                         June 30, 1999      -----------------------------------------------------------------------
                                          (unaudited)           1998           1997           1996          1995            1994
                                          -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period ..   $     19.20       $     19.68    $     15.58    $     12.99    $     10.40    $     10.25
                                          -----------       -----------    -----------    -----------    -----------    -----------
Income from Investment Operations:
   Net investment income (loss) (A) ...         (0.01)             0.13           0.21           0.19           0.18           0.20
   Net realized and unrealized
      gain on investments .............          2.52              4.25           4.10           2.59           2.59           0.15
                                          -----------       -----------    -----------    -----------    -----------    -----------
      Total from Investment Operations           2.51              4.38           4.31           2.78           2.77           0.35
                                          -----------       -----------    -----------    -----------    -----------    -----------

Less Dividends:
   Dividends from net
      investment income ...............         --(1)             (0.13)         (0.21)         (0.19)         (0.18)         (0.20)
   Dividends from net realized
      capital gains ...................         (0.25)            (4.73)            --             --             --             --
                                          -----------       -----------    -----------    -----------    -----------    -----------
      Total Dividends .................         (0.25)            (4.86)         (0.21)         (0.19)         (0.18)         (0.20)
                                          -----------       -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in
      net asset value .................          2.26             (0.48)          4.10           2.59           2.59           0.15
                                          -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........   $     21.46       $     19.20    $     19.68    $     15.58    $     12.99    $     10.40
                                          ===========       ===========    ===========    ===========    ===========    ===========


Total Return ..........................         13.16%**          23.52%         27.74%         21.49%         26.76%          3.47%


Ratios/Supplemental Data:
Net Assets, End of Period (000's) .....   $   105,306       $    92,620    $    69,863    $    46,242    $    30,826    $    19,391
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ............         (0.06)%*           0.61%          1.20%          1.34%          1.55%          2.06%
   Operating expenses including
      reimbursement/waiver ............          0.94%*            1.05%          1.08%          1.10%          1.21%          0.71%
   Operating expenses excluding
      reimbursement/waiver ............          0.94%*            1.05%          1.08%          1.10%          1.24%          1.42%
Portfolio Turnover Rate ...............            38%**             75%             1%             8%             3%             2%

----------
*    Annualized

**   Not Annualized

(1)  Amount is less than $0.005 per share.

(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $(0.01), $0.13, $0.21, $0.19, $0.18 and $0.13,
     respectively.


                       See Notes to Financial Statements.

Growth and Income Fund

Financial Highlights
For a Share outstanding throughout each period.

                                                                            Six months ended           Period ended
                                                                             June 30, 1999             December 31,
                                                                              (unaudited)                1998(1)
                                                                              ----------                ----------
Net Asset Value, Beginning of Period ..............................           $    10.34                $    10.00
                                                                              ----------                ----------
Income from Investment Operations:
   Net investment income (A) ......................................                 0.02                      0.05
   Net realized and unrealized gain on investments ................                 1.35                      0.34
                                                                              ----------                ----------
      Total from Investment Operations ............................                 1.37                      0.39
                                                                              ----------                ----------

Less Dividends:
   Dividends from net investment income ...........................                (0.02)                    (0.05)
   Dividends in excess of net investment income ...................                   --                     --(2)
   Dividends from net realized capital gains ......................                   --                        --
                                                                              ----------                ----------
      Total Dividends .............................................                (0.02)                    (0.05)
                                                                              ----------                ----------

Net increase in net asset value ...................................                 1.35                      0.34
                                                                              ----------                ----------
Net Asset Value, End of Period ....................................           $    11.69                $    10.34
                                                                              ==========                ==========


Total Return ......................................................                13.26%**                   3.72%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) .................................           $   10,489                $    7,637
Ratios to average net assets:
   Net investment income including reimbursement/waiver ...........                 0.38%*                    0.69%*
   Operating expenses including reimbursement/waiver ..............                 1.50%*                    1.50%*
   Operating expenses excluding reimbursement/waiver ..............                 1.52%*                    2.58%*
Portfolio Turnover Rate ...........................................                   10%**                     30%**

----------
*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 4, 1998.

(2)  Amount is less than $0.005 per share.

(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the period ended December 31, 1998 was $0.02 and $(0.03), respectively.


                       See Notes to Financial Statements.

Small Company Growth Fund

Financial Highlights
For a Share outstanding throughout each period.

                                                                             Six months ended           Period ended
                                                                              June 30, 1999             December 31,
                                                                               (unaudited)                 1998(1)
                                                                                ---------                ---------
Net Asset Value, Beginning of Period .................................          $    8.92                $   10.00
                                                                                ---------                ---------
Income from Investment Operations:
   Net investment (loss) (A) .........................................              (0.05)                   (0.02)
   Net realized and unrealized gain (loss) on investments ............               0.90                    (1.05)
                                                                                ---------                ---------
      Total from Investment Operations ...............................               0.85                    (1.07)
                                                                                ---------                ---------

Less Dividends:
   Dividends from net investment income ..............................                 --                       --
   Dividends in excess of net investment income ......................                 --                    (0.01)
   Dividends from net realized capital gains .........................                 --                       --
                                                                                ---------                ---------
      Total Dividends ................................................                 --                    (0.01)
                                                                                ---------                ---------

Net increase (decrease) in net asset value ...........................               0.85                    (1.08)
                                                                                ---------                ---------
Net Asset Value, End of Period .......................................          $    9.77                $    8.92
                                                                                =========                =========


Total Return .........................................................               9.53%**                (10.68)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................................          $   1,550                $   1,143
Ratios to average net assets:
   Net investment (loss) including reimbursement/waiver ..............              (1.18)%*                 (0.65)%*
   Operating expenses including reimbursement/waiver .................               1.60%*                   1.60%*
   Operating expenses excluding reimbursement/waiver .................               6.79%*                  12.86%*
Portfolio Turnover Rate ..............................................                 96%**                    87%**

----------
*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on April 17, 1998.

(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the six months ended June 30, 1999 (unaudited) and the period ended December 31, 1998 was $(0.27) and $(0.36), respectively.


                       See Notes to Financial Statements.

Columbia Real Estate Equity Fund II

Financial Highlights
For a Share outstanding throughout each period.

                                                                      Six months ended                Period ended
                                                                        June 30, 1999                 December 31,
                                                                         (unaudited)                     1998(1)
                                                                          ---------                     ---------
Net Asset Value, Beginning of Period ................................     $    8.78                     $   10.00
                                                                          ---------                     ---------
Income from Investment Operations:
   Net investment income (A) ........................................          0.17                          0.28
   Net realized and unrealized gain (loss) on investments ...........          0.22                         (1.24)
                                                                          ---------                     ---------
      Total from Investment Operations ..............................          0.39                         (0.96)
                                                                          ---------                     ---------

Less Dividends:
   Dividends from net investment income .............................         (0.14)                        (0.26)
   Dividends from net realized capital gains ........................            --                            --
                                                                          ---------                     ---------
      Total Dividends ...............................................         (0.14)                        (0.26)
                                                                          ---------                     ---------

Net increase (decrease) in net asset value ..........................          0.25                         (1.22)
                                                                          ---------                     ---------
Net Asset Value, End of Period ......................................     $    9.03                     $    8.78
                                                                          =========                     =========


Total Return ........................................................          4.42%**                      (9.57)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...................................     $   1,009                     $     784
Ratios to average net assets:
   Net investment income including reimbursement/waiver .............          4.17%*                        4.62%*
   Operating expenses including reimbursement/waiver ................          1.70%*                        1.70%*
   Operating expenses excluding reimbursement/waiver ................          5.73%*                       10.49%*
Portfolio Turnover Rate .............................................             7%**                          3%**

----------
*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 3, 1998.

(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the period ended December 31, 1998 was $0.01 and $(0.26), respectively.

                       See Notes to Financial Statements.

Asset Allocation Fund

Financial Highlights
For a Share outstanding throughout each period.


                                         Six months ended                           Years ended December 31,
                                          June 30, 1999     ----------------------------------------------------------------------
                                           (unaudited)         1998           1997           1996           1995           1994
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period ...   $    16.37       $    14.54     $    13.37     $    12.38     $     9.80     $    10.33
                                           ----------       ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
   Net investment income (A) ...........         0.19             0.33           0.40           0.30           0.28           0.31
   Net realized and unrealized
      gain (loss) on investments .......         0.33             2.17           2.11           1.53           2.58          (0.53)
                                           ----------       ----------     ----------     ----------     ----------     ----------
      Total from Investment Operations .         0.52             2.50           2.51           1.83           2.86          (0.22)
                                           ----------       ----------     ----------     ----------     ----------     ----------

Less Dividends:
   Dividends from net
      investment income ................        (0.17)           (0.39)         (0.40)         (0.30)         (0.28)         (0.31)
   Dividends in excess of net
      investment income ................           --            --(1)             --             --             --             --
   Dividends from net realized
      capital gains ....................           --            (0.22)         (0.94)         (0.54)            --             --
   Dividends in excess of net realized
      capital gains ....................           --            (0.06)            --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
      Total Dividends ..................        (0.17)           (0.67)         (1.34)         (0.84)         (0.28)         (0.31)
                                           ----------       ----------     ----------     ----------     ----------     ----------

Net increase (decrease) in
   net asset value .....................         0.35             1.83           1.17           0.99           2.58          (0.53)
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $    16.72       $    16.37     $    14.54     $    13.37     $    12.38     $     9.80
                                           ==========       ==========     ==========     ==========     ==========     ==========


Total Return ...........................         3.21%**         17.51%         19.03%         14.64%         29.42%         (2.15)%


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......   $   97,865       $   78,586     $   42,535     $   24,114     $   17,246     $   10,572
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver .............         2.44%*           2.69%          2.90%          2.31%          2.54%          3.02%
   Operating expenses including
      reimbursement/waiver .............         1.01%*           1.07%          1.19%          1.33%          1.37%          0.78%
   Operating expenses excluding
      reimbursement/waiver .............         1.01%*           1.07%          1.25%          1.33%          1.54%          1.68%
Portfolio Turnover Rate ................           55%**            88%            74%            45%            46%            28%

----------
*    Annualized

**   Not Annualized

(1)  Amount is less than $0.005.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.19, $0.33, $0.39, $0.30, $0.26 and $0.22, respectively.


                       See Notes to Financial Statements.

High Quality Bond Fund

Financial Highlights
For a Share outstanding throughout each period.

                                          Six months ended                          Years ended December 31,
                                           June 30, 1999     ---------------------------------------------------------------------
                                            (unaudited)         1998           1997           1996           1995          1994
                                            ----------       ----------     ----------     ----------     ----------    ----------
Net Asset Value, Beginning of Period ....   $    10.70       $    10.31     $     9.99     $    10.37     $     8.97    $    10.11
                                            ----------       ----------     ----------     ----------     ----------    ----------
Income from Investment Operations:
   Net investment income (A) ............         0.30             0.58           0.58           0.58           0.57          0.56
   Net realized and unrealized
      gain (loss) on investments ........        (0.65)            0.39           0.32          (0.38)          1.40         (1.14)
                                            ----------       ----------     ----------     ----------     ----------    ----------
      Total from Investment Operations ..        (0.35)            0.97           0.90           0.20           1.97         (0.58)
                                            ----------       ----------     ----------     ----------     ----------    ----------

Less Dividends:
   Dividends from net
      investment income .................        (0.29)           (0.58)         (0.58)         (0.58)         (0.57)        (0.56)
   Dividends from net realized
      capital gains .....................        (0.01)              --             --             --             --            --
                                            ----------       ----------     ----------     ----------     ----------    ----------
      Total Dividends ...................        (0.30)           (0.58)         (0.58)         (0.58)         (0.57)        (0.56)
                                            ----------       ----------     ----------     ----------     ----------    ----------

Net increase (decrease) in
      net asset value ...................        (0.65)            0.39           0.32          (0.38)          1.40         (1.14)
                                            ----------       ----------     ----------     ----------     ----------    ----------
Net Asset Value, End of Period ..........   $    10.05       $    10.70     $    10.31     $     9.99     $    10.37    $     8.97
                                            ==========       ==========     ==========     ==========     ==========    ==========


Total Return ............................        (3.29)%**         9.70%          9.36%          1.57%         22.55%        (5.85)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......   $   23,480       $   23,289     $   14,457     $   11,814     $   11,067    $    8,012
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............         5.78%*           5.55%          5.82%          5.78%          5.86%         5.90%
   Operating expenses including
      reimbursement/waiver ..............         0.49%*           0.54%          0.77%          0.72%          0.80%         0.57%
   Operating expenses excluding
      reimbursement/waiver ..............         0.97%*           1.10%          1.44%          1.38%          1.57%         1.63%
Portfolio Turnover Rate .................          117%**           194%           160%           132%            21%           32%

----------
*    Annualized

**   Not Annualized

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the years ended December 31, 1998, 1997, 1996, 1995 and 1994 was $0.27, $0.52, $0.51, $0.51, $0.50 and $0.46, respectively.


                       See Notes to Financial Statements.

Columbia High Yield Fund II

Financial Highlights
For a Share outstanding throughout each period.

                                                                        Six months ended            Period ended
                                                                          June 30, 1999             December 31,
                                                                           (unaudited)                1998(1)
                                                                            ---------                ---------
Net Asset Value, Beginning of Period ............................           $   10.36                $   10.00
                                                                            ---------                ---------
Income from Investment Operations:
   Net investment income (A) ....................................                0.33                     0.49
   Net realized and unrealized gain (loss) on investments .......               (0.32)                    0.45
                                                                            ---------                ---------
      Total from Investment Operations ..........................                0.01                     0.94
                                                                            ---------                ---------

Less Dividends:
   Dividends from net investment income .........................               (0.33)                   (0.49)
   Dividends from net realized capital gains ....................               (0.01)                   (0.09)
                                                                            ---------                ---------
      Total Dividends ...........................................               (0.34)                   (0.58)
                                                                            ---------                ---------

Net increase (decrease) in net asset value ......................               (0.33)                    0.36
                                                                            ---------                ---------
Net Asset Value, End of Period ..................................           $   10.03                $   10.36
                                                                            =========                =========


Total Return ....................................................                0.13%**                  9.61%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...............................           $   2,404                $   2,454
Ratios to average net assets:
   Net investment income including reimbursement/waiver .........                6.51%*                   6.18%*
   Operating expenses including reimbursement/waiver ............                1.60%*                   1.60%*
   Operating expenses excluding reimbursement/waiver ............                2.72%*                   4.25%*
Portfolio Turnover Rate .........................................                   9%**                    89%**

----------
*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 3, 1998.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1999 (unaudited) and the period ended December 31, 1998 were $0.27 and $0.28, respectively.

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Organization

     The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2.   Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

     Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

     Income  dividends  and  capital  gains   distributions  are  determined  in
accordance with income tax regulations which may differ from generally accepted accounting principles.

     Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying,

Notes to Financial Statements

each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

     Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

     Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3.   Investment Advisory, Administration and Other Related Party Transactions

     The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("Fleet") and Columbia Management Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of Fleet Financial Group, Inc. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

     The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, Investor Services Group also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

     First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares.

     Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Effective May 28, 1999, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

     Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the six months ended June 30, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

     Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the

Notes to Financial Statements

Funds' Advisor. The commissions paid to Quick & Reilly Institutional Trading for the period January 1, 1999 through June 30, 1999 were as follows:

                  Fund                     Commissions
                  ----                     -----------
               Equity                     $      5,146
               Asset Allocation                 11,931


4.   Waiver of Fees and Reimbursement of Expenses

     The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

     For the six months ended June 30, 1999, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                                    Fees waived by             Fees waived by
   Fund                                  Fleet                  Administrator
   ----                              --------------             --------------
Money Market                        $        21,697            $       14,877
High Quality Bond                            42,523                    14,876

     The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended June 30, 1999, the Investment Advisors agreed to reimburse the Growth and Income Fund, the Small Company Growth Fund, the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II in the amounts of $1,153, $32,247, $17,889 and $13,555, respectively.

5.   Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; Class D - High Quality Bond Fund; Class E - Small Company Growth Fund; Class F - Growth and Income Fund; Class G - Columbia Real Estate Equity Fund II; and Class H - Columbia High Yield Fund II. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. Purchases and Sales of Securities

     The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1999 were as follows:

                                                                    Purchases                                    Sales
                                                                    ---------                                    -----
  Fund                                                       Other             Government             Other               Government
------------------------------------------------------------------------------------------------------------------------------------
Equity                                                    $35,998,092          $        --          $37,783,042          $        --
Growth and Income                                           2,089,057                   --              788,770                   --
Small Company Growth                                        1,284,433                   --            1,097,602                   --
Columbia Real Estate Equity II                                281,725                   --               57,992                   --
Asset Allocation                                           21,985,685           34,167,475           15,971,439           26,538,237
High Quality Bond                                          11,047,579           18,016,554            5,855,882           21,449,877
Columbia High Yield II                                        223,905                   --              208,462                   --

     The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 1999 for each Fund is as follows:

  Fund                                                 Appreciation        (Depreciation)              Net                   Cost
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                           $         --         $         --          $         --          $ 18,066,939
Equity                                                   29,445,911           (1,856,490)           27,589,421            77,752,754
Growth and Income                                         1,766,014             (340,514)            1,425,500             8,967,446
Small Company Growth                                        256,689             (152,516)              104,173             1,453,548
Columbia Real Estate Equity II                               19,670              (60,698)              (41,028)            1,040,716
Asset Allocation                                         16,325,159           (1,955,534)           14,369,625            82,417,570
High Quality Bond                                           130,945             (758,563)             (627,618)           23,926,128
Columbia High Yield II                                       24,981              (45,210)              (20,229)            2,401,102

Notes to Financial Statements

7.   Capital Loss Carryforward

     At December 31, 1998, the Funds had capital loss carry forwards as follows:

  Fund                                 Amount                   Expiration
  ----                                 ------                   ----------
  Money Market                      $       74                      2002
                                            29                      2003

  Growth and Income                     26,528                      2006

  Small Company Growth                  67,971                      2006

  Columbia Real Estate
     Equity II                           1,507                      2006


8.   Change of Accountants

     On January 13, 1999, the Trust dismissed PricewaterhouseCoopers LLP ("PwC") as the Trust's independent auditors by action of the Trust's Board of Trustees upon the recommendation of a Special Committee of the Board. PwC's reports on the Trust's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 1998 and December 31, 1997 and the interim period commencing January 1, 1999 and ending January 13, 1999, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     On January 13, 1999, the Trust by action of its Board of Trustees upon the recommendation of a Special Committee of the Board engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Trust's financial statements for the fiscal year ending December 31, 1999. During the Trust's fiscal years ended December 31, 1998 and December 31, 1997 and the interim period commencing January 1, 1999 and ending January 13, 1999, neither the Trust nor anyone on its behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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                                       51

Galaxy VIP Fund Information

                                    Trustees
                                  and Officers
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                        President, Treasurer and Trustee

                         Louis DeThomasis, F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                          W. Bruce McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                     Vice President and Assistant Treasurer

                         William Greilich Vice President

                               Investment Advisors
                         Fleet Investment Advisors Inc.
                                 75 State Street
                                Boston, MA 02109

                 Columbia Management Co. 1300 S.W. Sixth Avenue
                                  P.O. Box 1530
                             Portland, OR 97207-1350

                                   Distributor
                          First Data Distributors, Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

                                  Administrator
                               First Data Investor
                              Services Group, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., Columbia Management Co., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.




                   This report was printed on recycled paper.

[LOGO] Galaxy Funds

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(6/99) Date of first use September 1, 1999